                                                                  NUVEEN
                                                                     Investments

 Nuveen Municipal Bond Funds

              Annual Report dated May 31, 2002








Dependable, tax-free income to help you keep more of what you earn.

[PHOTO]

Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

It's not what you earn, it's what you keep./r/

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,


Tax-free municipal bonds can provide not only current income, but also the potential for future growth. When your investment returns aren't reduced by taxes each year, more earnings remain in your account, where they can compound and help you generate and preserve wealth.

During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund spotlight sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

In addition to providing you with dependable, tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2002

[Photo of Timothy R. Schwertfeger]

   "I also urge you to consider receiving future Fund reports and other information electronically...see the inside front cover of this report for detailed instructions."

                             Annual Report | Page 1

Portfolio Managers' Comments

In the following Q&A, portfolio managers Tom O'Shaughnessy, Tom Futrell, and Rick Huber examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund, and Nuveen Tennessee Municipal Bond Fund. Tom O'Shaughnessy, who has managed the Georgia fund since 1998 and the North Carolina fund since 1995 has 18 years of investment experience and 18 years of experience with Nuveen. Tom Futrell has 19 years of investment experience with Nuveen and has been managing the Louisiana fund since 2002. Rick, a 5-year Nuveen veteran, has 17 years of investment industry experience and has been managing the Tennessee fund since 1998.

Q. What factors had the greatest influence on the U.S. economy and state municipal markets during this reporting period?

A. The economy experienced many ups and downs since the reporting period began on June 1, 2001. At that time, the U.S. economy was weakening rapidly, prompting the Federal Reserve Board to cut interest rates sharply. By year's end, the Fed had lowered rates 11 times, 6 times during the reporting period, to bring the federal funds rate to just 1.75 percent, its lowest level since 1961. Despite this traditional medicine, the economy continued to perform weakly. Economic growth turned negative during the year's third quarter, in part the result of the September 11 terrorist attacks.

The economy would have been in even worse shape, however, had consumer spending not remained surprisingly strong. Low interest rates helped make this spending possible; automobile manufacturers, for instance, could offer extremely attractive terms, such as zero-percent loans on new car purchases. By taking fast advantage of these opportunities, consumers provided a much needed boost to the economy. In this environment, the nation's gross domestic product, a measure of goods and services produced, rose 5.6 percent during the first three months of 2002. Yet despite this growth, there were still causes for concern on the horizon. Corporate earnings remained stubbornly weak, further pressuring stock prices and reducing optimism about the likely strength of an economic recovery.

Amid this uncertainty, demand for fixed income securities was strong. Falling equity prices steered investors toward securities perceived to be more stable, such as municipal bonds featuring high credit ratings or relatively short maturities. According to the Investment Company Institute, investors added a net $11.6 billion to municipal bond funds during 2001, compared to redemptions of $14 billion the previous year.*

This strong demand was matched by equally strong supply. States and municipalities issued a record $343 billion worth of bonds in 2001. The ample supply stemmed primarily from the economic slowdown. With states and municipalities increasingly unable to rely on tax revenues to fund essential projects, municipal debt became the funding mechanism of choice. Nationally, municipal supply remained strong through the first five months of 2002, rising 14 percent compared to the same time period in 2001. Many states experienced supply increases far more than this average. Georgia, for example, saw new issue volume skyrocket 151 percent, while Louisiana's jumped 166 percent and Tennessee's increased 18 percent. Some states nevertheless experienced a decline in supply; North Carolina supply, for instance, fell 31 percent.

Q. How did these four Nuveen funds perform during the past 12 months?

A. The chart on the next page provides performance information for Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund, and Nuveen Tennessee Municipal Bond Fund (Class A shares at net asset value) for the 12 months ended May 31, 2002. The chart also compares the funds' performance to that of its peers (as measured by its Lipper category average) and to the overall municipal bond
--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

 *According to Investment Company Institute (ICI) December 2001 "Trends in Mutual Fund Investing" Report.

                             Annual Report | Page 2

One-Year Total Returns as of 5-31-02

Nuveen Georgia Municipal Bond Fund/1/                          5.71%
Lipper Georgia Municipal Debt Funds
category average/2/                                            5.49%
Lehman Brothers Municipal Bond Index/3/                        6.51%
--------------------------------------------------------------------
Nuveen Louisiana Municipal Bond Fund/1/                        5.78%
Lipper Louisiana Municipal Debt Funds
category average/4/                                            5.53%
Lehman Brothers Municipal Bond Index/3/                        6.51%
--------------------------------------------------------------------
Nuveen North Carolina Municipal Bond Fund/1/                   5.81%
Lipper North Carolina Municipal Debt Funds
category average/5/                                            5.55%
Lehman Brothers Municipal Bond Index3                          6.51%
--------------------------------------------------------------------
Nuveen Tennessee Municipal Bond Fund/1/                        6.35%
Lipper Tennessee Municipal Debt Funds
category average/6/                                            5.67%
Lehman Brothers Municipal Bond Index/3/                        6.51%
--------------------------------------------------------------------


market (as measured by the Lehman Brothers Municipal Bond Index).

In general, duration was the most significant factor governing fund performance. Duration measures how sensitive a fund is to changes in interest rates. A fund with a high duration tends to fluctuate widely when interest rates move, while a fund with a low duration tends to fluctuate modestly. With interest rates declining and bond prices generally rising during the reporting period, long duration funds tended to outperform their peers. At the same time, short duration funds could be expected to underperform their longer counterparts. As of May 31, 2002, the Georgia, Louisiana, North Carolina, and Tennessee funds had durations of 8.59, 8.39, 8.05, and 7.77, respectively.

Q. What strategies were used to manage these Nuveen funds during the fiscal year ended May 31, 2002?

A. All four funds were managed in accordance with Nuveen's overall value-oriented approach to municipal investing. In other words, we sought attractive securities whose prices were, in our opinion, lower than justified. As always, we attempted to identify undervalued securities that would outperform others over the long run on a total return basis. Along with this common management approach, we also administered each fund uniquely, depending on state-by-state factors.

Tom O'Shaughnessy ~ Georgia and North Carolina

 In both Georgia and North Carolina, demand for in-state bonds generally outpaced supply. Accordingly, much of our investment focus during the past 12 months was simply to identify attractive securities we could add to the funds. As economic uncertainty increased during the reporting period, we focused on managing the level of risk in the portfolios. While risk is always an important concern for us, we thought it was especially so at a time when state and local governments were encountering serious financial challenges. Whenever we assumed added risk, we sought to ensure that shareholders were sufficiently compensated by higher yields.

Our efforts to moderate risk took several forms. For example, we looked to invest in bonds with high credit ratings. We also sought to pare back the North Carolina fund's duration, reducing sensitivity to changes in interest rates. By managing duration, we were positioning the portfolio for
--------------------------------------------------------------------------------

/1/ Performance figures are quoted for Class A shares at net asset value as of May 31, 2002. Current performance may be less than the performance shown.

/2/ For the Nuveen Georgia Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 28 funds in the Lipper Georgia Municipal Debt Funds category for the one-year period ended May 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ For the Nuveen Louisiana Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 12 funds in the Lipper Louisiana Municipal Debt Funds category for the one-year period ended May 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/5/ For the Nuveen North Carolina Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 31 funds in the Lipper North Carolina Municipal Debt Funds category for the one-year period ended May 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/6/ For the Nuveen Tennessee Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 14 funds in the Lipper Tennessee Municipal Debt Funds category for the one-year period ended May 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                             Annual Report | Page 3
steadier performance in the future. Finally, we wanted to make sure the fund was sufficiently diversified by managing concentration risk.


The healthcare sector was one area of the market that we researched thoroughly and in which we looked to invest widely. In our opinion, healthcare securities offered attractive yields relative to equivalent high-grade bonds. As of May 31, 2002, healthcare investments represented 20 percent of portfolio assets in the Georgia fund and 22 percent in the North Carolina fund. Whenever possible, we looked to make investments that would both improve performance and enhance portfolio structure. In the North Carolina fund, for example, we sold holdings in Charlotte Mecklenburg Hospital Authority bonds, trading them for bonds issued by the same hospital. The new bonds offered a slightly higher yield as well as a later call date (the date after which an issuer may redeem bonds prior to maturity). Thus, we could maintain the fund's credit quality, obtain additional yield, and extend call protection all at once.

In the Georgia fund, meanwhile, we also followed strategies designed to optimize portfolio duration and improve overall structure. In this fund too we looked to extend call protection to make the dividend more stable for shareholders. In addition, we sought to invest in sectors such as healthcare, multifamily housing, and others that we believed offered the best tradeoff of risk versus reward.

Tom Futrell ~ Louisiana

For the Louisiana fund, our management efforts were focused on enhancing structure and duration. To attempt to provide a healthy income stream for shareholders, we were constantly monitoring when securities in the portfolio were due to mature and selling bonds after they no longer fit our overall strategy. In general, we thought the fund was relatively well structured during the period; as a result, the changes we made tended to be at the margin, with wholesale adjustments being largely unnecessary.

Despite the 2002 new issue volume increase, demand for new Louisiana municipal bonds often outweighs the state's supply. This was the indeed the case during the last 12 months, sometimes making it difficult for us to identify tax-exempt Louisiana securities that fit within the structure we wanted for the fund. As a result, whenever an attractive opportunity fitting our investment parameters surfaced, we strongly considered adding it to the portfolio. In general, as bonds became available, we looked for investments due to mature in 15 to 20 years, a part of the yield curve we thought offered compelling value for investors.

Throughout the period, we were constantly managing the fund's concentration risk, the risk that any one issuer would make up too large a percentage of portfolio assets. In particular, we were concerned about being overexposed to lower-rated securities, which are more vulnerable to credit problems. The fund was, in general, well diversified during the last 12 months. Nevertheless, individual situations did arise in which we thought it would be prudent to cut back positions in very large holdings. For example, this past year we reduced our exposure to bonds issued by Louisiana Power and Light Company. Even though we remained confident in the issuer's financial health, we reduced our weighting in this BBB- rated issue to guard against the prospect of unexpected future problems.

Rick Huber ~ Tennessee

In managing the Tennessee fund, we made relatively few overall changes to the portfolio during the past year. In general, we looked to manage exposure to calls. Reducing call exposure allows us to potentially maintain shareholder income for a longer period of time.

Throughout the period, our primary strategy was simply to identify attractive bonds for the portfolio whenever they became available. With Tennessee municipal bonds in high demand during the period and supply lagging behind, it was sometimes a challenge to find suitable securities that would meet our diversification needs as well as further the structure we desired for the fund.

Whenever possible, we actively invested in the healthcare sector, an area of the market we thought offered compelling value. We noted that during the past 12 months yields for healthcare securities were high relative to historic norms. As a result, our investments in this area helped contribute to overall fund performance.

Q. What is your outlook for the municipal market in general and these Nuveen funds in particular?

A. We believe conditions may remain favorable for municipal bond performance in Georgia, Louisiana, North Car-

                             Annual Report | Page 4
olina, and Tennessee, as well as around the country. We base our optimism on several technical indicators and short-term investment trends.

First, the economic recovery has been weaker than we had hoped. If growth remains stalled, state and local governments may continue receiving lower tax revenues. They would have to continue issuing municipal debt to fund infrastructure needs, as opposed to adopting the pay-as-you-go approach that worked well during the booming 1990s.

Second, investors have responded to economic uncertainty by moving some assets out of stocks and into fixed-income securities. If the economy remains uncertain, investors may continue to search for investment opportunities offering the prospect of greater stability.

We anticipate making few major changes to our management approach during the next 12 months. For the Louisiana fund, we plan to continue to seek improving portfolio structure and manage duration to enhance the fund's income-generating potential for shareholders. In addition, we'll seek to further reduce concentration risk, potentially avoiding excessive vulnerability to sudden interest rate changes or unexpected credit problems. We'll also follow a similar course of action for the Tennessee fund. Rather than focusing on certain economic sectors, we'll look to spread our investments across multiple areas and take advantage of attractive opportunities as they become available. In Georgia and North Carolina, meanwhile, our focus on managing risk will continue, and the sectors that have occupied our investment activity during the past months, especially healthcare, multifamily housing, and transportation, may continue to be focal points for us.

In all, our goal will continue to be to develop portfolios that may generate solid performance, whatever the market conditions. In our opinion, that's the most prudent course of action we can follow for our shareholders.

                             Annual Report | Page 5

--------------------------------------------------------------------------------
Fund Spotlight as of 5/31/02                  Nuveen Georgia Municipal Bond Fund
================================================================================

Quick Facts

                               A Shares       B Shares      C Shares       R Shares
-----------------------------------------------------------------------------------
NAV                             $ 10.74       $ 10.76        $ 10.73       $ 10.71
-----------------------------------------------------------------------------------
Latest Dividend/1/              $0.0425       $0.0355        $0.0375       $0.0440
-----------------------------------------------------------------------------------
Inception Date                     3/86          2/97           1/94          2/97
-----------------------------------------------------------------------------------

Annualized Total Returns as of 5/31/02/2/

A Shares                                  NAV      Offer
1-Year                                  5.71%      1.25%
--------------------------------------------------------
5-Year                                  5.49%      4.60%
--------------------------------------------------------
10-Year                                 6.05%      5.60%
--------------------------------------------------------

B Shares                             w/o CDSC     w/CDSC
1-Year                                  4.91%      0.91%
--------------------------------------------------------
5-Year                                  4.74%      4.57%
--------------------------------------------------------
10-Year                                 5.53%      5.53%
--------------------------------------------------------

C Shares                                  NAV
1-Year                                  5.24%
---------------------------------------------
5-Year                                  4.94%
---------------------------------------------
10-Year                                 5.47%
---------------------------------------------

R Shares                                  NAV
1-Year                                  5.91%
---------------------------------------------
5-Year                                  5.65%
---------------------------------------------
10-Year                                 6.14%
---------------------------------------------

Tax-Free Yields

A Shares                                  NAV      Offer
SEC 30-Day Yield                        4.17%      3.99%
--------------------------------------------------------
Taxable-Equivalent Yield/3/             6.32%      6.05%
--------------------------------------------------------

B Shares                                  NAV
SEC 30-Day Yield                        3.42%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.18%
---------------------------------------------

C Shares                                  NAV
SEC 30-Day Yield                        3.62%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.48%
---------------------------------------------

R Shares                                  NAV
SEC 30-Day Yield                        4.37%
---------------------------------------------
Taxable-Equivalent Yield/3/             6.62%
---------------------------------------------

Annualized Total Returns as of 3/31/02/2/

A Shares                      NAV                                 Offer
1-Year                      3.58%                                -0.76%
-----------------------------------------------------------------------
5-Year                      5.62%                                 4.71%
-----------------------------------------------------------------------
10-Year                     6.10%                                 5.64%
-----------------------------------------------------------------------

B Shares                 w/o CDSC                                w/CDSC
1-Year                      2.90%                                -1.05%
-----------------------------------------------------------------------
5-Year                      4.86%                                 4.70%
-----------------------------------------------------------------------
10-Year                     5.59%                                 5.59%
-----------------------------------------------------------------------

C Shares                      NAV
1-Year                      3.11%
---------------------------------
5-Year                      5.08%
---------------------------------
10-Year                     5.51%
---------------------------------

R Shares                      NAV
1-Year                      3.76%
---------------------------------
5-Year                      5.77%
---------------------------------
10-Year                     6.18%
---------------------------------

Bond Credit Quality/4/
[Pie Chart]

AAA/U.S. Guaranteed                     67%
-------------------------------------------
AA                                      10%
-------------------------------------------
A                                        9%
-------------------------------------------
BBB                                     11%
-------------------------------------------
NR                                       2%
-------------------------------------------
Other                                    1%
-------------------------------------------


Top Five Sectors/4/

Tax Obligation (Limited)                20%
-------------------------------------------
Healthcare                              20%
-------------------------------------------
Water and Sewer                         14%
-------------------------------------------
Housing (Multifamily)                    9%
-------------------------------------------
Utilities                                8%
-------------------------------------------

Portfolio Statistics

Net Assets ($000)                 $ 158,199
-------------------------------------------
Average Effective Maturity (Years)    21.42
-------------------------------------------
Average Duration                       8.59
-------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid June 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2002.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34%.

/4/ As a percentage of total bond holdings as of May 31, 2002. Holdings are subject to change.

                             Annual Report | Page 6

Fund Spotlight as of 5/31/02                Nuveen Louisiana Municipal Bond Fund
================================================================================
Quick Facts

                               A Shares       B Shares      C Shares      R Shares

NAV                             $ 11.15       $ 11.14        $ 11.13       $ 11.16
----------------------------------------------------------------------------------
Latest Dividend/1/              $0.0450       $0.0380        $0.0400       $0.0470
----------------------------------------------------------------------------------
Inception Date                     9/89          2/97           2/94          2/97
----------------------------------------------------------------------------------

Annualized Total Returns as of 5/31/02/2/

A Shares                        NAV           Offer
1-Year                         5.78%          1.38%
---------------------------------------------------
5-Year                         5.37%          4.46%
---------------------------------------------------
10-Year                        6.47%          6.01%
---------------------------------------------------

B Shares                     w/o CDSC        w/CDSC
1-Year                         5.00%          1.00%
---------------------------------------------------
5-Year                         4.60%          4.43%
---------------------------------------------------
10-Year                        5.94%          5.94%
---------------------------------------------------

C Shares                        NAV
1-Year                         5.22%
------------------------------------
5-Year                         4.79%
------------------------------------
10-Year                        5.87%
------------------------------------

R Shares                        NAV
1-Year                         6.09%
------------------------------------
5-Year                         5.62%
------------------------------------
10-Year                        6.59%
------------------------------------

Tax-Free Yields

A Shares                        NAV           Offer
SEC 30-Day Yield               4.34%          4.16%
---------------------------------------------------
Taxable-Equivalent Yield/3/    6.48%          6.21%
---------------------------------------------------

B Shares                        NAV
SEC 30-Day Yield               3.60%
------------------------------------
Taxable-Equivalent Yield/3/    5.37%
------------------------------------

C Shares                        NAV
SEC 30-Day Yield               3.80%
------------------------------------
Taxable-Equivalent Yield/3/    5.67%
------------------------------------

R Shares                        NAV
SEC 30-Day Yield               4.55%
------------------------------------
Taxable-Equivalent Yield3      6.79%
------------------------------------

Annualized Total Returns as of 3/31/02/2/

A Shares                        NAV           Offer
1-Year                         3.34%         -1.00%
---------------------------------------------------
5-Year                         5.43%          4.53%
---------------------------------------------------
10-Year                        6.53%          6.08%
---------------------------------------------------

B Shares                      w/o CDSC       w/CDSC
1-Year                         2.59%         -1.35%
---------------------------------------------------
5-Year                         4.66%          4.49%
---------------------------------------------------
10-Year                        6.01%          6.01%
---------------------------------------------------

C Shares                        NAV
1-Year                         2.79%
------------------------------------
5-Year                         4.87%
------------------------------------
10-Year                        5.95%
------------------------------------

R Shares                        NAV
1-Year                         3.65%
------------------------------------
5-Year                         5.68%
------------------------------------
10-Year                        6.66%
------------------------------------

Bond Credit Quality/4/
[PIE CHART]

AAA/U.S. Guaranteed              63%
------------------------------------
AA                                5%
------------------------------------
A                                15%
------------------------------------
BBB                              17%
------------------------------------


Top Five Sectors/4/

Tax Obligation (Limited)         22%
------------------------------------
Healthcare                       17%
------------------------------------
Housing (Single Family)          13%
------------------------------------
U.S. Guaranteed                  10%
------------------------------------
Tax Obligation (General)          9%
------------------------------------

Portfolio Statistics

Net Assets ($000)                   $ 132,420
---------------------------------------------
Average Effective Maturity (Years)      21.49
---------------------------------------------
Average Duration                         8.39
---------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid June 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2002.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.

/4/ As a percentage of total bond holdings as of May 31, 2002. Holdings are subject to change.


                             Annual Report | Page 7

Fund Spotlight as of 5/31/02          Nuveen North Carolina Municipal Bond Fund
===============================================================================
Quick Facts

                              A Shares       B Shares     C Shares      R Shares
--------------------------------------------------------------------------------
NAV                            $10.24        $10.26       $10.23         $10.25
--------------------------------------------------------------------------------
Latest Dividend/1/            $0.0400       $0.0335      $0.0350        $0.0415
--------------------------------------------------------------------------------
Inception Date                   3/86          2/97        10/93           2/97
--------------------------------------------------------------------------------

Annualized Total Returns as of 5/31/02/2/
A Shares                          NAV           Offer
1-Year                           5.81%          1.42%
-----------------------------------------------------
5-Year                           5.16%          4.27%
-----------------------------------------------------
10-Year                          5.74%          5.28%
-----------------------------------------------------

B Shares                       w/o CDSC        w/CDSC
1-Year                           5.11%          1.11%
-----------------------------------------------------
5-Year                           4.41%          4.24%
-----------------------------------------------------
10-Year                          5.22%          5.22%
-----------------------------------------------------

C Shares                          NAV
1-Year                           5.20%
-----------------------------------------------------
5-Year                           4.59%
-----------------------------------------------------
10-Year                          5.14%
-----------------------------------------------------

R Shares                          NAV
1-Year                           5.99%
-----------------------------------------------------
5-Year                           5.37%
-----------------------------------------------------
10-Year                          5.84%
-----------------------------------------------------

Tax-Free Yields
A Shares                          NAV           Offer
SEC 30-Day Yield                 4.18%          4.00%
-----------------------------------------------------
Taxable-Equivalent Yield/3/      6.53%          6.25%
-----------------------------------------------------

B Shares                          NAV
SEC 30-Day Yield                 3.43%
-----------------------------------------------------
Taxable-Equivalent Yield/3/      5.36%
-----------------------------------------------------

C Shares                          NAV
SEC 30-Day Yield                 3.63%
-----------------------------------------------------
Taxable-Equivalent Yield/3/      5.67%
-----------------------------------------------------

R Shares                          NAV
SEC 30-Day Yield                 4.38%
-----------------------------------------------------
Taxable-Equivalent Yield/3/      6.84%
-----------------------------------------------------

Annualized Total Returns as of 3/31/02/2/
A Shares                          NAV          Offer
1-Year                           2.96%         -1.36%
-----------------------------------------------------
5-Year                           5.22%          4.33%
-----------------------------------------------------
10-Year                          5.72%          5.27%
-----------------------------------------------------

B Shares                       w/o CDSC        w/CDSC
1-Year                           2.28%         -1.65%
-----------------------------------------------------
5-Year                           4.47%          4.30%
-----------------------------------------------------
10-Year                          5.20%          5.20%
-----------------------------------------------------

C Shares                          NAV
1-Year                           2.47%
-----------------------------------------------------
5-Year                           4.65%
-----------------------------------------------------
10-Year                          5.12%
-----------------------------------------------------

R Shares                          NAV
1-Year                           3.24%
-----------------------------------------------------
5-Year                           5.45%
-----------------------------------------------------
10-Year                          5.83%
-----------------------------------------------------

Bond Credit Quality/4/
[Pie Chart Appears Here]      AAA/U.S. Guaranteed 30%
                        -----------------------------
                              AA                  44%
                        -----------------------------
                              A                   12%
                        -----------------------------
                              BBB                 14%
                        -----------------------------

Top Five Sectors/4/
Healthcare                                        22%
-----------------------------------------------------
Tax Obligation (Limited)                          17%
-----------------------------------------------------
Housing (Single Family)                           16%
-----------------------------------------------------
Utilities                                         11%
-----------------------------------------------------
Education and Civic Organizations                 10%
-----------------------------------------------------

Portfolio Statistics
Net Assets ($000)                            $207,595
-----------------------------------------------------
Average Effective Maturity (Years)              22.15
-----------------------------------------------------
Average Duration                                 8.05
-----------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid June 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36%.

4 As a percentage of total bond holdings as of May 31, 2002. Holdings are subject to change.


                             Annual Report | Page 8

Fund Spotlight as of 5/31/02                Nuveen Tennessee Municipal Bond Fund
================================================================================
Quick Facts

                              A Shares      B Shares      C Shares      R Shares

NAV                             $11.06       $ 11.07        $11.06        $11.06
--------------------------------------------------------------------------------
Latest Dividend/1/             $0.0460       $0.0390       $0.0410       $0.0475
--------------------------------------------------------------------------------
Inception Date                   11/87          2/97         10/93          2/97
--------------------------------------------------------------------------------

Annualized Total Returns as of 5/31/02/2/
A Shares                           NAV         Offer
1-Year                           6.35%         1.87%
----------------------------------------------------
5-Year                           5.14%         4.25%
----------------------------------------------------
10-Year                          5.90%         5.45%
----------------------------------------------------

B Shares                      w/o CDSC        w/CDSC
1-Year                           5.54%         1.54%
----------------------------------------------------
5-Year                           4.38%         4.21%
----------------------------------------------------
10-Year                          5.38%         5.38%
----------------------------------------------------

C Shares                           NAV
1-Year                           5.68%
--------------------------------------
5-Year                           4.57%
--------------------------------------
10-Year                          5.31%
--------------------------------------

R Shares                           NAV
1-Year                           6.52%
--------------------------------------
5-Year                           5.37%
--------------------------------------
10-Year                          6.00%
--------------------------------------

Tax-Free Yields
A Shares                           NAV         Offer
SEC 30-Day Yield                 4.39%         4.21%
----------------------------------------------------
Taxable-Equivalent Yield/3/      6.65%         6.38%
----------------------------------------------------

B Shares                           NAV
SEC 30-Day Yield                 3.64%
--------------------------------------
Taxable-Equivalent Yield/3/      5.52%
--------------------------------------

C Shares                           NAV
SEC 30-Day Yield                 3.84%
--------------------------------------
Taxable-Equivalent Yield/3/      5.82%
--------------------------------------

R Shares                           NAV
SEC 30-Day Yield                 4.59%
--------------------------------------
Taxable-Equivalent Yield/3/      6.95%
--------------------------------------

Annualized Total Returns as of 3/31/02/2/
A Shares                           NAV                              Offer
1-Year                           3.49%                             -0.82%
-------------------------------------------------------------------------
5-Year                           5.08%                              4.18%
-------------------------------------------------------------------------
10-Year                          5.84%                              5.38%
-------------------------------------------------------------------------

B Shares                      w/o CDSC                             w/CDSC
1-Year                           2.70%                              1.23%
-------------------------------------------------------------------------
5-Year                           4.30%                              4.13%
-------------------------------------------------------------------------
10-Year                          5.32%                              5.32%
-------------------------------------------------------------------------

C Shares                           NAV
1-Year                           2.93%
--------------------------------------
5-Year                           4.50%
--------------------------------------
10-Year                          5.25%
--------------------------------------

R Shares                           NAV
1-Year                           3.75%
--------------------------------------
5-Year                           5.30%
--------------------------------------
10-Year                          5.94%
--------------------------------------

Bond Credit Quality/4/
[PIE CHART APPEARS HERE]          AAA/U.S. Guaranteed                45%
                                  AA                                 31%
                                  A                                   6%
                                  BBB                                17%
                                  NR                                  1%


Top Five Sectors/4/
Healthcare                                                           18%
------------------------------------------------------------------------
U.S. Guaranteed                                                      17%
------------------------------------------------------------------------
Basic Materials                                                      10%
------------------------------------------------------------------------
Housing (Single Family)                                              10%
------------------------------------------------------------------------
Utilities                                                            10%
------------------------------------------------------------------------


Portfolio Statistics
Net Assets ($000)                                              $ 316,185
------------------------------------------------------------------------
Average Effective Maturity (Years)                                 19.78
------------------------------------------------------------------------
Average Duration                                                    7.77
------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid June 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34%.

4 As a percentage of total bond holdings as of May 31, 2002. Holdings are subject to change.


                             Annual Report | Page 9

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment
================================================================================
Nuveen Georgia Municipal Bond Fund/1, 2/

[GRAPHIC]

      Lehman Brothers Municipal        Nuveen Georgia Municipal        Nuveen Georgia Municipal
          Bond Index $19,220           Bond Fund (NAV) $18,004         Bond Fund (Offer) $17,248
5/92           $10,000                         $10,000                          $ 9,580
5/93           $11,196                         $11,083                          $10,618
5/94           $11,472                         $11,287                          $10,813
5/95           $12,517                         $12,226                          $11,712
5/96           $13,089                         $12,597                          $12,068
5/97           $14,175                         $13,778                          $13,200
5/98           $15,505                         $15,348                          $14,703
5/99           $16,230                         $15,859                          $15,193
5/00           $16,091                         $15,220                          $14,581
5/01           $18,047                         $17,031                          $16,316
5/02           $19,220                         $18,004                          $17,248

Nuveen Louisiana Municipal Bond Fund/1, 2/

[GRAPHIC]

      Lehman Brothers Municipal        Nuveen Louisiana Municipal      Nuveen Louisiana Municipal
         Bond Index $19,220              Bond Fund (NAV) $18,700       Bond Fund (Offer) $17,915
5/92           $10,000                         $10,000                          $ 9,580
5/93           $11,196                         $11,308                          $10,833
5/94           $11,472                         $11,507                          $11,023
5/95           $12,517                         $12,566                          $12,038
5/96           $13,089                         $13,165                          $12,612
5/97           $14,175                         $14,398                          $13,793
5/98           $15,505                         $15,820                          $15,156
5/99           $16,230                         $16,410                          $15,721
5/00           $16,091                         $15,617                          $14,961
5/01           $18,047                         $17,678                          $16,936
5/02           $19,220                         $18,700                          $17,915
-------------------------------------------------------------------------------------------------

The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the corresponding Lehman Brothers Municipal Bond Index. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge of 4.2% applicable to A shares and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 10

Growth of an Assumed $10,000 Investment


Nuveen North Carolina Municipal Bond Fund/1, 2/

                                 Nuveen North          Nuveen North
        Lehman Brothers          Carolina Municipal    Carolina Municipal
        Municipal Bond Index     Bond Fund (NAV)       Bond Fund (Offer)

5/92    10000                    10000                 9580
5/93    11196                    11165                10696
5/94    11472                    11308                10833
5/95    12517                    12150                11640
5/96    13089                    12595                12066
5/97    14175                    13575                13005
5/98    15505                    14756                14136
5/99    16230                    15262                14621
5/00    16091                    14678                14061
5/01    18047                    16500                15807
5/02    19220                    17459                16726

Nuveen North Carolina Municipal Bond Fund (Offer) $16,726
Nuveen North Carolina Municipal Bond Fund (NAV) $17,459
Lehman Brothers Municipal Bond Index $19,220



Nuveen Tennessee Municipal Bond Fund/1, 2/

                                 Nuveen Tennessee      Nuveen Tennessee
        Lehman Brothers          Municipal Bond Fund   Municipal Bond Fund
        Municipal Bond Index     (NAV)                 (Offer)

5/92    10000                    10000                 9580
5/93    11196                    11260                10787
5/94    11472                    11434                10954
5/95    12517                    12354                11835
5/96    13089                    12821                12283
5/97    14175                    13810                13230
5/98    15505                    15058                14426
5/99    16230                    15583                14929
5/00    16091                    15016                14385
5/01    18047                    16695                15994
5/02    19220                    17755                17009

Nuveen Tennessee Municipal Bond Fund (Offer) $17,009
Nuveen Tennessee Municipal Bond Fund (NAV) $17,755
Lehman Brothers Municipal Bond Index $19,220


 The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

 1 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the corresponding Lehman Brothers Municipal Bond Index. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge of 4.2% applicable to A shares and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

 2 The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 11

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND
May 31, 2002

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Basic Materials - 5.1%

   $   1,000 Brunswick and Glynn Counties Development            3/08 at 102.00       Ba1 $       822,220
              Authority, Georgia, Revenue Refunding Bonds
              (Georgia Pacific Project), Series 1998, 5.550%,
              3/01/26 (Alternative Minimum Tax)

       3,500 Effingham County Industrial Development             6/11 at 101.00      BBB-       3,247,370
              Authority, Georgia, Pollution Control Revenue
              Refunding Bonds (Georgia Pacific Project),
              Series 2001, 6.500%, 6/01/31

       2,000 Richmond County Development Authority, Georgia,     2/12 at 101.00       BBB       1,992,440
              Environmental Improvement Revenue Bonds
              (International Paper Company Project), Refunding
              Series 2002A, 6.000%, 2/01/25

       1,000 Savannah Economic Development Authority, Georgia,     No Opt. Call      Baa2       1,042,350
              Pollution Control Revenue Refunding Bonds (Union
              Camp Corporation Project), Series 1995, 6.150%,
              3/01/17

       1,000 Wayne County Development Authority, Georgia,        5/03 at 102.00       Baa       1,005,440
              Pollution Control Revenue Refunding Bonds (ITT
              Rayonier Inc. Project), Series 1993, 6.100%,
              11/01/07
---------------------------------------------------------------------------------------------------------
             Consumer Cyclicals - 0.3%

         500 White County Development Authority, Georgia,        6/02 at 102.00       N/R         503,755
              Industrial Development Revenue Bonds (Springs
              Industries, Inc.), 6.850%, 6/01/10
---------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

       2,000 Development Authority of Cartersville, Georgia,     5/07 at 101.00        A+       2,068,620
              Sewage Facilities Refunding Revenue Bonds
              (Anheuser-Busch Project), Series 1997, 6.125%,
              5/01/27 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.7%

       5,000 Development Authority of Fulton County, Georgia,    9/11 at 102.00       AAA       4,986,050
              Revenue Bonds (TUFF/Atlanta Housing, LLC Project
              at Georgia State University), Series 2001A,
              5.250%, 9/01/32

       4,500 Development Authority of Fulton County, Georgia,    4/12 at 100.00       AAA       4,414,770
              Revenue Bonds (Georgia Tech Athletic
              Association), Series 2001, 5.125%, 10/01/32

         500 Private Colleges and Universities Authority,        6/04 at 102.00       AAA         539,900
              Georgia, Revenue Refunding Bonds (Spelman
              College Project), Series 1994, 6.200%, 6/01/14

       2,400 Private Colleges and Universities Authority,        9/11 at 100.00       Aa1       2,319,312
              Georgia, Revenue Bonds (Emory University),
              Series 2001A, 5.000%, 9/01/31
---------------------------------------------------------------------------------------------------------
             Healthcare - 19.5%

       5,000 Baldwin County Hospital Authority, Georgia,        12/08 at 102.00       BBB       3,818,100
              Revenue Bonds (Oconee Regional Medical Center),
              Series 1998, 5.375%, 12/01/28

       4,200 Chatham County Hospital Authority, Savannah,        7/11 at 101.00        A-       4,331,964
              Georgia, Hospital Revenue Improvement Bonds
              (Memorial Health University Medical Center,
              Inc.), Series 2001A, 6.125%, 1/01/24

       2,000 Hospital Authority of Clarke County, Georgia,       1/12 at 101.00       AAA       1,972,920
              Hospital Revenue Certificates (Athens Regional
              Medical Center), Series 2002, 5.125%, 1/01/32
              (WI, settling 6/05/02)

       1,000 Coffee County Hospital Authority, Georgia,         12/06 at 102.00       N/R         993,160
              Revenue Anticipation Certificates (Coffee
              Regional Medical Center, Inc. Project), Series
              1997A, 6.750%, 12/01/16

             Floyd County Hospital Authority, Georgia, Revenue
             Anticipation Certificates (Floyd Medical Center
             Project), Series 2002:
       1,480   5.000%, 7/01/22 (WI, settling 6/12/02)            7/12 at 101.00       Aaa       1,453,256
       1,945   5.125%, 7/01/26 (WI, settling 6/12/02)            7/12 at 101.00       Aaa       1,922,380

       1,000 Gainesville and Hall Counties Hospital Authority,  10/05 at 102.00       AAA       1,049,600
              Georgia, Revenue Anticipation Certificates
              (Northeast Georgia Healthcare Project), Series
              1995, 6.000%, 10/01/20

       3,000 Gainesville and Hall Counties Hospital Authority,   5/11 at 100.00        A-       2,911,590
              Georgia, Revenue Anticipation Certificates
              (Northeast Georgia Health System Inc. Project),
              Series 2001, 5.500%, 5/15/31

       7,150 Hospital Authority of Gwinnett County, Georgia,     2/12 at 102.00       AAA       7,183,105
              Revenue Anticipation Certificates (Gwinnett
              Hospital System Inc.), Series 1997B, 5.300%,
              9/01/27

       2,250 Hospital Authority of the City of Royston,          7/09 at 102.00       N/R       2,120,243
              Georgia, Revenue Anticipation Certificates (Ty
              Cobb Healthcare System, Inc. Project), Series
              1999, 6.500%, 7/01/27

       3,110 Valdosta and Lowndes Counties Hospital Authority,  10/12 at 101.00       AAA       3,126,141
              Revenue Certificates (South Georgia Medical
              Center Project), Series 2002, 5.250%, 10/01/27

----
12

   Principal                                                      Optional Call                     Market
Amount (000) Description                                            Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.4%

   $   2,000 Housing Authority of the City of Atlanta,           2/09 at 102.00       AAA $      1,929,340
              Georgia, Multifamily Housing Revenue Bonds (The
              Village at Castleberry Hill Project - GNMA
              Collateralized), Series 1999, 5.400%, 2/20/39
              (Alternative Minimum Tax)

       1,840 Housing Authority of the City of Augusta,           5/05 at 102.00       Aa2        1,905,817
              Georgia, Mortgage Revenue Refunding Bonds
              (FHA-Insured Mortgage Loan - River Glen
              Apartments Section 8 Assisted Project), Series
              1995A, 6.500%, 5/01/27

       1,490 Housing Authority of Clayton County, Georgia,      10/11 at 103.00       Aaa        1,503,902
              Multifamily Housing Revenue Bonds (Vineyard
              Pointe Project - GNMA), Series 2001A, 5.500%,
              10/20/32

       1,000 Housing Authority of the County of DeKalb,          1/05 at 102.00       AAA        1,055,040
              Georgia, Multifamily Housing Revenue Bonds (The
              Lakes at Indian Creek Apartments Project),
              Series 1994, 7.150%, 1/01/25 (Alternative
              Minimum Tax)

       2,245 Housing Authority of DeKalb County, Georgia,       12/11 at 100.00       AAA        2,234,291
              Multifamily Housing Revenue Bonds (Green of
              Stoncrest Apartments), 2001 Series A-1, 5.550%,
              12/01/34

       4,715 Housing Authority of the City of Lawrenceville,     6/07 at 102.00       AAA        4,950,844
              Georgia, Multifamily Housing Revenue Bonds
              (Knollwood Park Apartments Project), Series
              1997, 6.250%, 12/01/29 (Alternative Minimum Tax)
              (Mandatory put 6/01/15)

       1,295 Housing Authority of the City of Macon, Georgia,   10/04 at 102.00       Aaa        1,345,129
              Multifamily Mortgage Revenue Refunding Bonds
              (FHA-Insured Mortgage Loan - The Vistas), Series
              1994A, 6.450%, 4/01/26
----------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.9%

             Housing Authority of Fulton County, Georgia,
             Single Family Mortgage Revenue Bonds (GNMA
             Mortgage-Backed Securities Program), Series 1995A:
         170   6.550%, 3/01/18 (Alternative Minimum Tax)         3/05 at 102.00       AAA          174,712
          60   6.600%, 3/01/28 (Alternative Minimum Tax)         3/05 at 102.00       AAA           61,636

             Housing Authority of Fulton County, Georgia,
             Single Family Mortgage Revenue Refunding Bonds
             (GNMA Mortgage-Backed Securities Program), Series
             1996A:
         390   6.125%, 9/01/18 (Alternative Minimum Tax)         9/06 at 102.00       AAA          407,733
         620   6.200%, 9/01/27 (Alternative Minimum Tax)         9/06 at 102.00       AAA          642,959

         355 Georgia Housing and Finance Authority, Single       3/05 at 102.00       AAA          367,350
              Family Mortgage Bonds, 1995 Series A (Subseries
              A-2), 6.400%, 12/01/15 (Alternative Minimum Tax)

         395 Georgia Housing and Finance Authority, Single       6/06 at 102.00       AAA          406,044
              Family Mortgage Bonds, 1996 Series A (Subseries
              A-2), 6.450%, 12/01/27 (Alternative Minimum Tax)

       3,985 Georgia Housing and Finance Authority, Single      12/10 at 100.00       AAA        4,014,888
              Family Mortgage Bonds, 2001 Series A (Subseries
              A-2), 5.700%, 12/01/31 (Alternative Minimum Tax)

          55 Georgia Residential Finance Authority, Single       6/02 at 100.00       AA+           55,105
              Family Mortgage Bonds (FHA-Insured or VA
              Guaranteed Mortgage Loans), 1988 Series B,
              8.000%, 12/01/16
----------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.4%

       3,350 State of Georgia, General Obligation Bonds,           No Opt. Call       AAA        3,832,434
              Series 1992B, 6.000%, 3/01/12
----------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.2%

         570 Development Authority of Burke County, Georgia,     8/02 at 101.00        A3          577,912
              Industrial Development Revenue Bonds (Georgia
              Safe Corporation Project), Series 1991, 7.500%,
              2/01/11 (Alternative Minimum Tax)

       1,150 Burke County Economic Development Authority,       12/02 at 102.00        A3        1,197,944
              Georgia, Revenue Bonds (Ritz Instrument
              Transformers, Inc. Project), Series 1991A,
              7.250%, 12/01/11 (Alternative Minimum Tax)

       1,750 County Commissioners Association of Georgia        12/04 at 102.00       AAA        1,954,103
              Leasing Program, Butts County, Georgia,
              Certificates of Participation (Public Purpose
              Project), Series 1994, 6.750%, 12/01/14

       6,000 Hospital Authority of Clarke County, Georgia,       1/09 at 101.00       AAA        6,018,240
              Hospital Revenue Certificates (Athens Regional
              Medical Center Project), Series 1999, 5.250%,
              1/01/29

       2,000 Development Authority of Clayton County, Georgia,   7/12 at 100.00       AAA        1,922,220
              Revenue Bonds (TUFF Archives LLC Project),
              Series 2001A, 5.000%, 7/01/33

       2,000 Fulton-DeKalb Hospital Authority, Georgia,          7/03 at 102.00       AAA        2,024,460
              Revenue Refunding Certificates, Series 1993,
              5.500%, 1/01/20

       2,765 Metropolitan Atlanta Rapid Transit Authority,         No Opt. Call        AA        3,210,276
              Georgia, Sales Tax Revenue Bonds, Refunding
              Series N, 6.250%, 7/01/18

----
13

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2002

   Principal                                                      Optional Call                     Market
Amount (000) Description                                            Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   3,000 Metropolitan Atlanta Rapid Transit Authority,         No Opt. Call       AAA $      3,507,750
              Georgia, Sales Tax Revenue Bonds, Refunding
              Series P, 6.250%, 7/01/20

       6,000 Rockdale County Water and Sewerage Authority,       1/10 at 101.00       AAA        6,065,460
              Georgia, Revenue Bonds, Series 1999A,
              5.375%, 7/01/29

       4,000 Upper Oconee Basin Water Authority, Georgia,        7/08 at 102.00       AAA        4,014,960
              Revenue Bonds, Series 1997, 5.250%, 7/01/27

       1,250 Hospital Authority of Ware County, Georgia,         9/02 at 102.00       AAA        1,287,750
              Revenue Anticipation Certificates (Satilla Park
              Hospital), Series 1992A, 6.625%, 3/01/15
----------------------------------------------------------------------------------------------------------
             Transportation - 0.7%

       1,000 City of Atlanta, Georgia, Airport Facilities        1/07 at 101.00       AAA        1,054,800
              Revenue Refunding Bonds, Series 1996, 5.250%,
              1/01/10
----------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.1%

         790 City of Atlanta, Georgia, Water and Wastewater      5/09 at 101.00       AAA          854,504
              Revenue Bonds, Series 1999A, 5.000%, 11/01/38
              (Pre-refunded to 5/01/09)

         505 Cherokee County Water and Sewerage Authority,         No Opt. Call       AAA          651,319
              Georgia, Revenue Bonds, Series 1985,
              9.750%, 8/01/09

       1,000 City of Conyers, Georgia, Water and Sewerage        7/04 at 102.00       AAA        1,105,290
              Revenue Bonds, Series 1994A, 6.600%, 7/01/15

       1,000 Downtown Smyrna Development Authority, Georgia,     2/05 at 102.00       AAA        1,117,030
              Revenue Bonds, Series 1994, 6.600%, 2/01/17
              (Pre-refunded to 2/01/05)

       4,000 Housing Authority of Fulton County, Georgia,        7/08 at 100.00       AAA        4,541,800
              Multifamily Housing Revenue Bonds (Concorde
              Place Apartments Project), Series 1996A, 6.375%,
              1/01/27 (Alternative Minimum Tax) (Pre-refunded
              to 7/01/08)

       1,650 Metropolitan Atlanta Rapid Transit Authority,       7/04 at 102.00       AAA        1,837,440
              Georgia, Sales Tax Revenue Bonds, Second
              Indenture Series 1994A, 6.900%, 7/01/20
              (Pre-refunded to 7/01/04)

       1,000 Private Colleges and Universities Authority,          No Opt. Call       AAA        1,182,420
              Georgia, Revenue Bonds (Mercer University
              Project), Series 1991, 6.500%, 11/01/15
----------------------------------------------------------------------------------------------------------
             Utilities - 8.3%

       1,800 Development Authority of Appling County, Georgia,   1/04 at 101.00       AAA        1,934,172
              Pollution Control Revenue Bonds (Oglethorpe
              Power Corporation - Hatch Project), Series 1994,
              7.150%, 1/01/21

         465 Camden County Solid Waste Management Authority,     3/12 at 100.00       Aaa          465,144
              Georgia, Revenue Bonds, Series 2002,
              5.000%, 3/01/21

       4,410 City of Fairburn, Georgia, Combined Utility        10/10 at 101.00       BBB        4,442,061
              Revenue Bonds, Series 2000, 5.750%, 10/01/20

       1,500 Municipal Electric Authority of Georgia, General    1/15 at 100.00         A        1,741,050
              Power Revenue Bonds, 1992B Series, 6.375%,
              1/01/16

       1,000 Municipal Electric Authority of Georgia, Power      1/10 at 100.00       AAA        1,096,280
              Revenue Bonds, Series Z, 5.500%, 1/01/12

             Development Authority of Monroe County, Georgia,
             Pollution Control Revenue Bonds (Oglethorpe Power
             Corporation - Scherer Project), Series 1992A:
         500   6.750%, 1/01/10                                     No Opt. Call         A          573,480
       1,000   6.800%, 1/01/12                                     No Opt. Call         A        1,165,610

       1,675 Summerville, Georgia, Combined Public Utility       1/12 at 101.00      Baa3        1,694,095
              Revenue Refunding and Improvement Bonds,
              Series 2002, 5.750%, 1/01/22
----------------------------------------------------------------------------------------------------------
             Water and Sewer - 13.6%

       6,000 City of Atlanta, Georgia, Water and Wastewater        No Opt. Call       AAA        6,395,460
              Revenue Bonds, Series 2001A, 5.500%, 11/01/27

         110 City of Atlanta, Georgia, Water and Wastewater      5/09 at 101.00       AAA          104,610
              Revenue Bonds, Series 1999A, 5.000%, 11/01/38

             City of Brunswick, Georgia, Water and Sewerage
             Revenue Refunding and Improvement Bonds,
             Series 1992:
         500   6.000%, 10/01/11                                    No Opt. Call       AAA          571,985
         400   6.100%, 10/01/19                                    No Opt. Call       AAA          459,412

       2,000 Cherokee County Water and Sewerage Authority,         No Opt. Call       AAA        2,136,320
              Georgia, Revenue Bonds, Series 1993, 5.500%,
              8/01/23

       1,500 Coweta County Water and Sewer Authority, Georgia,   6/11 at 102.00       Aaa        1,508,100
              Revenue Bonds, Series 2001, 5.250%, 6/01/26

----
14

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   2,750 DeKalb County, Georgia, Water and Sewerage Bonds, Series     10/10 at 101.00        AA $      2,776,097
              2000, 5.375%, 10/01/35

       1,175 Fayette County, Georgia, Water Revenue Bonds, Series 2002,   10/12 at 100.00       AAA        1,175,387
              5.000%, 10/01/20 (WI, settling 7/09/02)

       5,000 Macon Water Authority, Georgia, Water and Sewer Revenue      10/11 at 101.00       AA-        5,242,099
              Bonds, Series 2001B, 5.375%, 10/01/18

       1,000 City of Milledgeville, Georgia, Water and Sewerage Revenue      No Opt. Call       AAA        1,144,099
              and Refunding Bonds, Series 1996, 6.000%, 12/01/16
--------------------------------------------------------------------------------------------------------------------
   $ 153,715 Total Investments (cost $153,584,270) - 99.5%                                               157,463,049
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.5%                                                            736,193
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    158,199,242
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.





                                See accompanying notes to financial statements.

----
15

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND
May 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Basic Materials - 3.9%

   $   1,000 Parish of DeSoto, Louisiana, Environmental Improvement        6/05 at 102.00       BBB $     1,023,460
              Revenue Refunding Bonds (International Paper Company
              Project), 1995 Series B, 6.550%, 4/01/19 (Alternative
              Minimum Tax)

       1,250 Parish of DeSoto, Louisiana, Environmental Improvement       11/08 at 101.00       BBB       1,190,113
              Revenue Bonds (International Paper Company Project), 1998
              Series A, 5.600%, 11/01/22 (Alternative Minimum Tax)

       3,000 Parish of Natchitoches, Louisiana, Solid Waste Disposal      12/03 at 102.00       BBB       2,893,680
              Revenue Bonds (Willamette Industries Project),
              Series 1993, 5.875%, 12/01/23 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.2%

         705 The Children's Trust Fund, Puerto Rico, Tobacco Settlement    7/10 at 100.00       Aa3         734,948
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26

       3,835 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00        A1       3,525,592
              Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.9%

       1,500 Calacasieu Parish Public Trust Authority, Louisiana,          5/11 at 101.00       AAA       1,498,785
              University Student Lease Revenue Bonds (McNeese State
              University Student Housing - Cowboy Facilities Inc.
              Project), Series 2001, 5.250%, 5/01/33

       2,000 Louisiana Public Facilities Authority, Revenue Bonds          7/12 at 100.00       AAA       1,978,460
              (Tulane University), Series 2002A, 5.125%, 7/01/27

         380 Louisiana Public Facilities Authority, College and           10/02 at 102.00        A+         389,116
              University Equipment and Capital Facilities Revenue
              Refunding Bonds (Loyola University Project), Series 1992,
              6.750%, 4/01/10
-------------------------------------------------------------------------------------------------------------------
             Energy - 2.8%

       1,000 Lake Charles Harbor and Terminal District, Louisiana, Port   12/02 at 102.00       BBB       1,027,110
              Facilities Refunding Revenue Bonds (Occidental Petroleum
              Corporation Project), Series 1992, 7.200%, 12/01/20

         500 Louisiana Offshore Terminal Authority, Deepwater Port         9/02 at 101.00         A         512,000
              Refunding Revenue Bonds (LOOP Inc. Project), First Stage
              Series 1991B, 7.200%, 9/01/08

         475 Louisiana Offshore Terminal Authority, Deepwater Port         9/02 at 100.00         A         481,175
              Refunding Revenue Bonds (LOOP Inc. Project), First Stage
              Series E, 7.600%, 9/01/10

         500 Louisiana Offshore Terminal Authority, Deepwater Port        10/08 at 100.00         A         501,700
              Refunding Revenue Bonds (LOOP Inc. Project), Series 1998,
              5.200%, 10/01/18

       1,200 Parish of St. Bernard, Louisiana, Exempt Facility Revenue    11/06 at 102.00       AAA       1,239,324
              Bonds (Mobil Oil Corporation Project), Series 1996,
              5.900%, 11/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.5%

       1,000 Louisiana Public Facilities Authority, Hospital Revenue and  10/07 at 101.00       AAA       1,008,460
              Refunding Bonds (Woman's Hospital Foundation Project),
              Series 1997, 5.375%, 10/01/22

       1,800 Louisiana Public Facilities Authority, Hospital Revenue         No Opt. Call       AAA       1,935,882
              Bonds (Franciscan Missionaries of Our Lady Health System
              Project), Series 1998A, 5.750%, 7/01/25

       5,000 Louisiana Public Facilities Authority, Hospital Revenue and   1/08 at 102.00      BBB+       4,454,400
              Refunding Bonds (Lincoln Health System Project), Series
              1998, 5.150%, 1/01/19

       2,300 Louisiana Public Facilities Authority, Hospital Revenue       8/09 at 101.00      BBB+       2,262,027
              Bonds (Touro Infirmary Project), Series 1999A, 5.625%,
              8/15/29

       1,325 Louisiana Public Facilities Authority, Revenue Bonds (Alton  11/02 at 102.00       AAA       1,355,965
              Ochsner Medical Foundation Project), Series 1992-B,
              6.500%, 5/15/22

       3,400 Louisiana Public Facilities Authority, Health Facilities        No Opt. Call       Aa1       3,391,500
              Revenue Refunding Bonds (Sisters of Mercy Health System,
              St. Louis, Inc.), Series 1993A, 5.000%, 6/01/19

       2,500 Louisiana Public Facilities Authority, Revenue Bonds         11/04 at 102.00       AAA       2,716,125
              (General Health, Inc. Project), Series 1994, 6.375%,
              11/01/24

         380 Louisiana Public Facilities Authority, Revenue Bonds (Mary    1/05 at 102.00       AAA         402,971
              Bird Perkins Cancer Center Project), Series 1994, 6.200%,
              1/01/19

       2,180 St. Tammany Parish Hospital Service District No. 2,          10/04 at 102.00       AAA       2,378,816
              Louisiana, Hospital Revenue Bonds, Series 1994, 6.250%,
              10/01/14

----
16

   Principal                                                      Optional Call                     Market
Amount (000) Description                                            Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------
             Healthcare (continued)

   $     885 Tangipahoa Parish Hospital Service District No.     2/04 at 102.00       AAA $        940,056
              1, Louisiana, Hospital Revenue Bonds, Series
              1994, 6.250%, 2/01/24

       1,000 Terrebonne Parish Hospital Service District No.     4/08 at 102.00       AAA        1,004,230
              1, Louisiana, Hospital Revenue and Refunding
              Bonds (Terrebonne General Medical Center
              Project), Series 1998, 5.375%, 4/01/28
----------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.8%

       1,000 Louisiana Local Government Environmental            6/12 at 105.00       Aaa        1,102,230
              Facilities and Community Development Authority,
              Mortgage Revenue Bonds (Sharlo Apartments - GNMA
              Collateralized), Refunding Series 2002A,
              6.500%, 6/20/37

         735 Louisiana Public Facilities Authority, Revenue      6/03 at 103.00       AAA          764,290
              Bonds (Walmsley Housing Corporation), Series
              1989A, 7.500%, 6/01/21

         500 Louisiana Public Facilities Authority,             11/02 at 101.50        AA          510,865
              Multifamily Housing Revenue Bonds (VOA National
              Housing Corporation Projects), Series 1991,
              7.750%, 11/01/16
----------------------------------------------------------------------------------------------------------
             Housing/Single Family - 12.9%

       1,500 Calcasieu Parish Public Trust Authority,            4/11 at 105.00       Aaa        1,593,870
              Louisiana, Single Family Mortgage Revenue
              Refunding Bonds, Series 2001A, 6.050%, 4/01/32

       2,235 East Baton Rouge Mortgage Finance Authority,       10/07 at 102.00       Aaa        2,282,203
              Louisiana, Single Family Mortgage Revenue
              Refunding Bonds (GNMA and FNMA Mortgage-Backed
              Securities Program), Series 1997D, 5.900%,
              10/01/30 (Alternative Minimum Tax)

       2,040 Parish of Jefferson Home Mortgage Authority,        6/10 at 105.00       Aaa        2,339,268
              Louisiana, Single Family Mortgage Revenue Bonds,
              Series 2000C-1, 7.250%, 6/01/32 (Alternative
              Minimum Tax)

         130 Louisiana Housing Finance Agency, Single Family     6/05 at 102.00       Aaa          133,557
              Mortgage Revenue Bonds, Series 1995A-2,
              6.550%, 12/01/26 (Alternative Minimum Tax)

       1,330 Louisiana Housing Finance Agency, Tax-Exempt        6/07 at 102.00       Aaa        1,293,385
              Single Family Mortgage Revenue
              Bonds, Series 1997B-1, 5.500%, 12/01/22

         930 Louisiana Housing Finance Agency, Tax-Exempt        6/07 at 102.00       Aaa          912,442
              Single Family Mortgage Revenue
              Bonds, Series 1997B-2, 5.600%, 6/01/17
              (Alternative Minimum Tax)

       1,180 Louisiana Housing Finance Agency, Single Family     6/10 at 101.00       Aaa        1,338,332
              Mortgage Revenue Bonds (Home Ownership Program),
              Series 2000D-2, 7.050%, 6/01/31 (Alternative
              Minimum Tax)

       1,000 Louisiana Public Facilities Authority, Single       8/07 at 102.00       Aaa        1,019,600
              Family Mortgage Revenue Refunding Bonds, Series
              1997B, 5.750%, 8/01/31

         350 New Orleans Home Mortgage Authority, Louisiana,     8/02 at 100.00       Aaa          350,354
              Single Family Mortgage Revenue Bonds,
              Series 1988C-1, 7.750%, 12/01/22 (Alternative
              Minimum Tax)

       1,000 New Orleans Home Mortgage Authority, Louisiana,    12/06 at 102.00       Aaa        1,025,290
              Single Family Mortgage Revenue Bonds,
              Series 1996A, 6.100%, 12/01/29 (Alternative
              Minimum Tax)

       1,000 New Orleans Home Mortgage Authority, Louisiana,    12/07 at 102.00       Aaa        1,012,330
              Single Family Mortgage Revenue Bonds,
              Series 1997A, 5.850%, 12/01/30 (Alternative
              Minimum Tax)

       1,000 New Orleans Home Mortgage Authority, Louisiana,    12/08 at 101.00       Aaa          973,480
              Single Family Mortgage Revenue Refunding Bonds,
              Series 1998B-2, 5.200%, 12/01/21 (Alternative
              Minimum Tax)

         800 Rapides Finance Authority, Louisiana, Single        6/08 at 102.00       Aaa          801,616
              Family Mortgage Revenue Refunding Bonds (GNMA
              and Fannie Mae Mortgage-Backed Securities
              Program), Series 1998B, 5.350%, 6/01/26

       1,990 Rapides Finance Authority, Louisiana, Single        6/08 at 102.00       Aaa        1,936,708
              Family Mortgage Revenue Refunding Bonds (GNMA
              and Fannie Mae Mortgage-Backed Securities
              Program), Series 1998A, 5.450%, 12/01/30
              (Alternative Minimum Tax)

          47 St. Bernard Parish Home Mortgage Authority,           No Opt. Call        A1           47,189
              Louisiana, Single Family Mortgage Revenue
              Refunding Bonds, 1991 Series A, 8.000%, 3/25/12

----
17

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2002

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.8%

   $   3,000 Louisiana Housing Finance Agency, Mortgage          9/05 at 103.00       AAA $     3,201,840
              Revenue Bonds (GNMA Collateralized Mortgage
              Loan -  St. Dominic Assisted Care Facility),
              Series 1995, 6.950%, 9/01/36

       1,740 Louisiana Housing Finance Agency, Mortgage          7/04 at 101.00       AAA       1,796,707
              Revenue Bonds (GNMA Collateralized Mortgage
              Loan -  Villa Maria Retirement Center Project),
              Series 1993, 7.100%, 1/20/35
---------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 8.5%

       1,000 City of New Orleans, Louisiana, General               No Opt. Call       AAA       1,067,640
             Obligation Bonds, Series 1998, 5.500%, 12/01/21

             City of New Orleans, Louisiana, General
             Obligation Refunding Bonds, Series 1991:
       2,000   0.000%, 9/01/10                                     No Opt. Call       AAA       1,384,320
       2,800   0.000%, 9/01/15                                     No Opt. Call       AAA       1,442,280

      13,875 Orleans Parish, Louisiana, School Board Public        No Opt. Call       AAA       7,358,745
              School Refunding Bonds, Series 1991, 0.000%,
              2/01/15
---------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.2%

       1,295 City of Baton Rouge, Louisiana, Public              8/11 at 101.00       AAA       1,262,819
              Improvement Sales and Use Tax Revenue Bonds,
              Series 2001A, 5.000%, 8/01/25

       2,000 Ernest N. Morial Exhibition Hall Authority, New     7/06 at 101.00       AAA       2,045,980
              Orleans, Louisiana, Special Tax Bonds, Series
              1996-C, 5.600%, 7/15/25

       1,000 Jefferson Sales Tax District, Parish of            12/11 at 100.00       AAA         989,260
              Jefferson, Louisiana, Special Sales Tax Revenue
              Bonds, Series 2001, 5.000%, 12/01/22

             Louisiana Local Government Environmental
             Facilities and Community Development Authority,
             Revenue Bonds (Capital Projects and Equipment
             Acquisition Program), Series 1999:
       1,780   5.250%, 12/01/18                                    No Opt. Call       AAA       1,857,127
       1,300   4.500%, 12/01/18                                    No Opt. Call       AAA       1,236,677

       5,250 Louisiana Local Government Environmental              No Opt. Call       AAA       5,997,968
              Facilities and Community Development Authority,
              Revenue Bonds (Capital Projects and Equipment
              Acquisition Program), Series 2000A, 6.300%,
              7/01/30

       1,000 Office Facilities Corporation, Louisiana, Lease     3/09 at 101.00       AAA       1,024,530
              Revenue Bonds (Louisiana State Capitol Complex
              Program), Series 1999A, 5.250%, 3/01/18

       7,700 Puerto Rico Highway and Transportation Authority,   7/16 at 100.00         A       7,369,824
              Highway Revenue Bonds, Series 1996Y,
              5.000%, 7/01/36

       1,000 Puerto Rico Highway and Transportation Authority,   7/10 at 101.00       AAA       1,078,160
              Transportation Revenue Bonds, Series B,
              5.875%, 7/01/35

       1,500 Puerto Rico Public Finance Corporation,             2/12 at 100.00        A-       1,525,185
              Commonwealth Appropriation Bonds, 2002 Series E,
              5.500%, 8/01/29

       1,000 Board of Supervisors of the University of           9/09 at 102.00       AAA       1,099,080
              Louisiana, Lease Revenue Bonds (University of
              Louisiana at LaFayette Cajundome Convention
              Center Project), Series 2000, 6.250%, 9/01/29

       2,500 Virgin Islands Public Finance Authority, Revenue   10/10 at 101.00      BBB-       2,695,100
              Bonds (Virgin Islands Gross Receipts Taxes
              Loan), Series 1999A, 6.375%, 10/01/19
---------------------------------------------------------------------------------------------------------
             Transportation - 2.0%

         505 New Orleans Aviation Board, Louisiana, Revenue     10/07 at 102.00       AAA         506,106
              Bonds, Series 1997B-1, 5.450%, 10/01/27
              (Alternative Minimum Tax)

       2,100 City of Shreveport, Louisiana, Airport System       1/08 at 102.00       AAA       2,088,345
              Revenue Bonds, Series 1997A, 5.375%, 1/01/28
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.3%

         865 Jefferson Sales Tax District, Parish of            12/02 at 100.00       AAA         887,075
              Jefferson, Louisiana, Special Sales Tax Revenue
              Bonds, Series 1991B, 6.750%, 12/01/06
              (Pre-refunded to 12/01/02)

         605 Louisiana Public Facilities Authority, Hospital    11/02 at 100.00       AAA         729,098
              Revenue Refunding Bonds (Southern Baptist
              Hospitals, Inc. Project), Series 1986, 8.000%,
              5/15/12

       1,125 Louisiana Public Facilities Authority, Hospital    10/02 at 102.00     A2***       1,167,615
              Revenue Bonds (Woman's Hospital Foundation
              Project), Series 1992, 7.250%, 10/01/22
              (Pre-refunded to 10/01/02)

       2,000 Louisiana Public Facilities Authority, Hospital    10/02 at 102.00       AAA       2,072,620
              Revenue Refunding Bonds (Lafayette General
              Medical Center Project), Series 1992, 6.500%,
              10/01/22 (Pre-refunded to 10/01/02)

----
18

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  9,500 Louisiana Public Facilities Authority, Revenue        No Opt. Call       AAA $     3,816,245
              Bonds, Custodial Receipts (Walmsley Housing),
              Series 1990B, 0.000%, 12/01/19

       3,000 Puerto Rico Highway and Transportation Authority,   7/10 at 101.00      A***       3,589,320
              Transportation Revenue Bonds, Series B,
              6.500%, 7/01/27 (Pre-refunded to 7/01/10)

       1,000 Puerto Rico Infrastructure Financing Authority,    10/10 at 101.00       AAA       1,060,200
              Special Obligation Bonds, 2000 Series A,
              5.500%, 10/01/20

         225 Shreveport Home Mortgage Authority, Louisiana,        No Opt. Call       Aaa         252,428
              Single Family Mortgage Revenue Bonds,
              Series 1979A, 6.750%, 9/01/10
---------------------------------------------------------------------------------------------------------
             Utilities - 7.6%

       1,500 Parish of DeSoto, Louisiana, Pollution Control      9/09 at 102.00       AAA       1,592,130
              Revenue Refunding Bonds (Cleco Utility Group
              Inc. Project), Series 1999, 5.875%, 9/01/29

       3,000 Lake Charles Harbor and Terminal District,          8/02 at 103.00        A3       3,120,180
              Louisiana, Port Facilities Revenue Refunding
              Bonds (Trunkline LNG Company Project - Panhandle
              Eastern Corporation), Series 1992, 7.750%,
              8/15/22

         750 Puerto Rico Electric Power Authority, Power         7/10 at 101.00       AAA         758,333
              Revenue Bonds, Series HH, 5.250%, 7/01/29

       1,000 St. Charles Parish, Louisiana, Environmental       11/02 at 102.00      BBB+       1,003,370
              Improvement Revenue Bonds (Louisiana Power and
              Light Company Project), Series 1993A, 6.200%,
              5/01/23 (Alternative Minimum Tax)

       2,000 St. Charles Parish, Louisiana, Environmental        7/04 at 102.00      BBB+       2,073,740
              Improvement Revenue Bonds (Louisiana Power and
              Light Company Project), Series 1994A, 6.875%,
              7/01/24 (Alternative Minimum Tax)

       1,500 St. Charles Parish, Louisiana, Solid Waste         12/02 at 102.00      BBB+       1,539,810
              Disposal Revenue Bonds (Louisiana Power and
              Light Company Project), Series 1992A, 7.000%,
              12/01/22 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.2%

       1,500 Louisiana Public Facilities Authority, Revenue      2/03 at 101.00        AA       1,554,764
              Bonds (Baton Rouge Water Works Company Project),
              Series 1992, 6.400%, 2/01/10 (Alternative
                Minimum Tax)
---------------------------------------------------------------------------------------------------------
    $141,797 Total Investments (cost $125,214,345) - 98.6%                                    130,527,525
---------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.4%                                               1,892,662
             -------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $   132,420,187
             -------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


                                See accompanying notes to financial statements.

----
19

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
May 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Basic Materials - 7.4%

    $  1,400 Haywood County Industrial Facilities and Pollution Control    9/05 at 102.00      Baa2 $     1,411,648
              Financing Authority, North Carolina, Environmental
              Improvement Revenue Bonds (Champion International
              Corporation Project), Series 1995, 6.250%, 9/01/25
              (Alternative Minimum Tax)

       1,600 Haywood County Industrial Facilities and Pollution Control   10/03 at 102.00       BBB       1,531,728
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds (Champion International Corporation
              Project), Series 1993, 5.500%, 10/01/18 (Alternative
              Minimum Tax)

       3,100 Haywood County Industrial Facilities and Pollution Control    3/06 at 102.00      Baa2       3,120,708
              Financing Authority, North Carolina, Pollution Control
              Revenue Refunding Bonds (Champion International
              Corporation Project), Series 1995, 6.000%, 3/01/20

       1,900 Martin County Industrial Facilities and Pollution Control     9/02 at 102.00       BBB       1,961,275
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds (Weyerhaeuser Company Project), Series 1991,
              7.250%, 9/01/14 (Alternative Minimum Tax)

       6,000 Martin County Industrial Facilities and Pollution Control     5/04 at 102.00       BBB       6,270,300
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds (Weyerhaeuser Company Project), Series 1994,
              6.800%, 5/01/24 (Alternative Minimum Tax)

       1,000 Martin County Industrial Facilities and Pollution Control    11/05 at 102.00       BBB         999,940
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds (Weyerhaeuser Company Project), Series 1995,
              6.000%, 11/01/25 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.6%

       4,220 North Carolina Educational Facilities Finance Agency,        10/06 at 102.00       AA+       4,284,904
              Refunding Revenue Bonds (Duke University Project), Series
              1996B, 5.000%, 10/01/17

       5,000 North Carolina Capital Facilities Financing Agency, Revenue  10/11 at 100.00       AA+       4,875,000
              Bonds (Duke University Project), Series 2001A, 5.125%,
              10/01/41

       1,000 North Carolina State Education Assistance Authority,          7/05 at 102.00        A2       1,042,190
              Guaranteed Student Loan Revenue Bonds, 1995 Series A
              (Subordinate Lien), 6.300%, 7/01/15 (Alternative Minimum
              Tax)

             University of North Carolina at Chapel Hill, Utilities
             Systems Revenue Refunding Bonds, Series 1997:
       4,000  0.000%, 8/01/15                                                No Opt. Call       Aa1       2,090,360
       4,265  0.000%, 8/01/18                                                No Opt. Call       Aa1       1,842,395
       2,750  0.000%, 8/01/20                                                No Opt. Call       Aa1       1,042,718

       3,000 University of North Carolina at Chapel Hill, General          6/11 at 100.00       AA+       3,003,240
              Revenue Bonds, Series 2001A, 5.000%, 12/01/20

       1,710 University of North Carolina at Chapel Hill, General            No Opt. Call       AA+       1,826,622
              Revenue Bonds, Series 2002B, 5.000%, 12/01/11
-------------------------------------------------------------------------------------------------------------------
             Energy - 1.8%

       3,600 New Hanover County Industrial Facilities and Pollution        7/02 at 102.00       BBB       3,664,260
              Control Financing Authority, North Carolina, Revenue
              Refunding Bonds (Occidental Petroleum Corporation
              Project), Series 1992, 6.700%, 7/01/19
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 21.9%

       5,500 Charlotte-Mecklenburg Hospital Authority (Doing Business as   1/06 at 102.00        AA       5,666,430
              Carolina Healthcare System), North Carolina, Healthcare
              System Revenue Refunding Bonds, Series A, 5.875%, 1/15/26

       5,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/07 at 102.00        AA       5,452,645
              Healthcare System Revenue Bonds (Doing Business as
              Carolina Healthcare System), Series 1997A, 5.125%, 1/15/22

       3,100 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/11 at 101.00        AA       2,983,471
              Healthcare System Revenue Bonds (Doing Business as
              Carolina Healthcare System), Series 2001A, 5.000%, 1/15/31

       4,000 County of Cumberland, North Carolina, Hospital Facility      10/09 at 101.00        A-       3,834,600
              Revenue Bonds (Cumberland County Hospital System
              Inc. - Cape Fear Valley Health System), Series 1999,
              5.250%, 10/01/29

       4,500 North Carolina Medical Care Commission, Healthcare            6/08 at 101.00        AA       4,063,680
              Facilities Revenue Bonds (Duke University Health System),
              Series 1998A, 4.750%, 6/01/28

             North Carolina Medical Care Commission, Healthcare
             Facilities Revenue Bonds (Scotland Memorial Hospital
             Project), Series 1999:
         625  5.500%, 10/01/19                                            10/08 at 102.00        AA         635,175
       1,385  5.500%, 10/01/29                                            10/08 at 102.00        AA       1,386,260

----
20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  8,400 North Carolina Medical Care Commission, Healthcare           10/11 at 101.00       AAA $     8,055,432
              Facilities Revenue Bonds (WakeMed Project), Series 2001,
              5.000%, 10/01/32

       3,500 North Carolina Medical Care Commission, Hospital Revenue      6/09 at 102.00         A       3,662,890
              Bonds (Southeastern Regional Medical Center), Series 1999,
              6.250%, 6/01/29

       4,000 North Carolina Medical Care Commission, Health System        10/11 at 101.00        AA       3,973,040
              Revenue Bonds (Mission - Saint Joseph Health System),
              Series 2001, 5.250%, 10/01/31

       5,750 University of North Carolina Board of Governors, Revenue      2/06 at 102.00        AA       5,691,810
              Bonds (University of North Carolina Hospitals at Chapel
              Hill), Series 1996, 5.250%, 2/15/26
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 0.3%

         620 North Carolina Housing Finance Agency, Multifamily Revenue    7/02 at 102.00       Aa2         633,845
              Refunding Bonds (1992 Refunding Bond Resolution), Series
              B, 6.900%, 7/01/24
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 16.1%

       7,245 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA       7,299,265
              Revenue Bonds (1998 Trust Agreement), Series 5A, 5.625%,
              7/01/30 (Alternative Minimum Tax)

             North Carolina Housing Finance Agency, Single Family
             Revenue Bonds (1985 Resolution), Series Y:
       1,565  6.300%, 9/01/15                                              9/04 at 102.00        AA       1,609,916
       1,395  6.350%, 3/01/18                                              9/04 at 102.00        AA       1,434,465

       3,215 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA       3,337,749
              Revenue Bonds (1998 Trust Agreement), Series 6A, 6.200%,
              1/01/29

       1,475 North Carolina Housing Finance Agency, Single Family          3/05 at 102.00        AA       1,535,136
              Revenue Bonds (1985 Resolution), Series BB, 6.500%,
              9/01/26 (Alternative Minimum Tax)

       2,755 North Carolina Housing Finance Agency, Single Family          3/05 at 102.00        AA       2,797,592
              Revenue Bonds (1985 Resolution), Series DD, 6.200%,
              9/01/27 (Alternative Minimum Tax)

       4,060 North Carolina Housing Finance Agency, Single Family          3/06 at 102.00        AA       4,136,003
              Revenue Bonds (1985 Resolution), Series LL, 6.200%,
              3/01/26 (Alternative Minimum Tax)

       1,740 North Carolina Housing Finance Agency, Home Ownership         7/10 at 100.00       AAA       1,719,503
              Program Bonds (1998 Trust Agreement), Series 10A, 5.400%,
              7/01/32 (Alternative Minimum Tax)

       2,450 North Carolina Housing Finance Agency, Single Family          3/07 at 101.50        AA       2,499,515
              Revenue Bonds (1985 Resolution), Series RR, 5.850%,
              9/01/28 (Alternative Minimum Tax)

       1,610 North Carolina Housing Finance Agency, Single Family          3/08 at 101.00        AA       1,620,046
              Revenue Bonds (1985 Resolution), Series VV, 5.250%,
              3/01/17 (Alternative Minimum Tax)

       1,370 North Carolina Housing Finance Agency, Home Ownership         1/09 at 101.00        AA       1,341,929
              Revenue Bonds (1998 Trust Agreement), Series 3A, 5.200%,
              7/01/26 (Alternative Minimum Tax)

       3,915 North Carolina Housing Finance Agency, Home Ownership         1/09 at 100.00        AA       3,842,729
              Revenue Bonds (1998 Trust Agreement), Series 4A, 5.300%,
              7/01/26 (Alternative Minimum Tax)

         320 Winston-Salem, North Carolina, Single Family Mortgage         9/02 at 101.00        A1         323,763
              Revenue Bonds, Series 1990, 8.000%, 9/01/07 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 1.1%

       2,340 City of Charlotte, North Carolina, General Obligation         7/12 at 100.00       AAA       2,319,829
              Bonds, Series 2002A, 5.000%, 7/01/24
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.0%

         500 City of Asheville, North Carolina, Certificates of            8/02 at 102.00        A1         511,855
              Participation, Series 1992, 6.500%, 2/01/08

       1,000 City of Charlotte, North Carolina, General Obligation Water   4/05 at 102.00       AAA       1,032,030
              and Sewer Bonds, Series 1995, 5.400%, 4/01/20

       1,830 City of Charlotte, North Carolina, General Obligation Water   4/05 at 102.00       AAA       1,888,615
              and Sewer Bonds, Series 1995A, 5.400%, 4/01/20

       3,000 City of Charlotte, North Carolina, Certificates of           12/10 at 101.00       AA+       3,095,160
              Participation (Convention Facilities Project),
              Series 2000B, 5.500%, 12/01/25

----
21

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,975 City of Charlotte, North Carolina, Certificates of            6/10 at 101.00       AA+ $     2,035,040
              Participation (Public Safety Facilities Project),
              Series 2000D, 5.500%, 6/01/25

       1,750 City of Charlotte, North Carolina, Storm Water Fee Revenue    6/12 at 101.00       AA+       1,722,963
              Bonds, Series 2002, 5.000%, 6/01/25

         600 City of Durham, North Carolina, Certificates of               6/05 at 102.00       AA+         633,222
             Participation, Series 1995, 5.800%, 6/01/15

             County of Harnett, North Carolina, Certificates of
             Participation (Harnett County Projects), Series 1994:
       1,000  6.200%, 12/01/06                                            12/04 at 102.00       AAA       1,090,440
       1,750  6.200%, 12/01/09                                            12/04 at 102.00       AAA       1,936,690
         500  6.400%, 12/01/14                                            12/04 at 102.00       AAA         551,650

       2,000 County of Harnett, North Carolina, Certificates of           12/12 at 101.00       AAA       2,003,440
              Participation, Series 2002, 5.125%, 12/01/23

             County of Pitt, North Carolina, Certificates of
             Participation (Pitt County Public Facilities Project),
             Series 1997A:
       1,250  5.550%, 4/01/12                                              4/07 at 102.00       AAA       1,341,500
       1,000  5.850%, 4/01/17                                              4/07 at 102.00       AAA       1,071,270

             Puerto Rico Highway and Transportation Authority, Highway
              Revenue Bonds, Series 1996Y:
       9,500  5.500%, 7/01/36                                              7/16 at 100.00         A       9,722,490
       2,000  5.500%, 7/01/36                                              7/16 at 100.00       AAA       2,095,800

             Town of Ramseur, North Carolina, General Obligation Water
              Refunding Bonds, Series 1997:
         120  5.750%, 6/01/18                                              6/07 at 102.00       N/R         125,677
         125  5.750%, 6/01/19                                              6/07 at 102.00       N/R         130,518
         125  5.750%, 6/01/20                                              6/07 at 102.00       N/R         129,955
         130  5.750%, 6/01/21                                              6/07 at 102.00       N/R         134,862
         105  5.750%, 6/01/22                                              6/07 at 102.00       N/R         108,739

       1,410 County of Union, North Carolina, Certificates of              4/03 at 102.00       AAA       1,489,510
              Participation, Series 1992, 6.375%, 4/01/12

       2,350 Winston-Salem, North Carolina, Certificates of                6/11 at 101.00       AA+       2,348,614
              Participation, Series 2001A, 5.000%, 6/01/20
-------------------------------------------------------------------------------------------------------------------
             Transportation - 6.0%

       6,000 City of Charlotte, North Carolina, Airport Revenue Bonds,     7/09 at 101.00       AAA       6,322,800
              Series 1999B, 6.000%, 7/01/28 (Alternative Minimum Tax)

         710 Piedmont Triad Airport Authority, North Carolina, Airport     7/09 at 101.00       AAA         751,010
              Revenue Bonds, Series 1999B, 6.000%, 7/01/21 (Alternative
              Minimum Tax)

             Raleigh Durham Airport Authority, North Carolina, Airport
              Revenue Bonds, Series 2001A:
       2,445  5.250%, 11/01/19                                             5/11 at 101.00       Aaa       2,498,937
       3,000  5.000%, 11/01/31                                             5/11 at 101.00       Aaa       2,860,050
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 2.5%

         115 Asheville Housing Development Corporation, North Carolina,   11/09 at 100.00    N/R***         144,652
              First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11
              (Pre-refunded to 11/01/09)

       1,500 County of Buncombe, North Carolina, Certificates of          12/02 at 102.00    AA-***       1,566,720
              Participation (1992 Buncombe County Project), 6.625%,
              12/01/10 (Pre-refunded to 12/01/02)

         995 North Carolina Eastern Municipal Power Agency, Power System   7/02 at 100.00       AAA       1,193,105
              Revenue Bonds, Refunding Series 1991A, 6.500%, 1/01/18

          35 North Carolina Medical Care Commission, Hospital Revenue        No Opt. Call       AAA          39,734
              Bonds (Memorial Mission Hospital Project), Series A,
              7.625%, 10/01/08

             North Carolina Medical Care Commission, Hospital Revenue
             Bonds (Halifax Memorial Hospital Project), Series 1992:
       1,275  6.750%, 8/15/14 (Pre-refunded to 8/15/02)                    8/02 at 102.00   Baa1***       1,313,607
       1,000  6.750%, 8/15/24 (Pre-refunded to 8/15/02)                    8/02 at 102.00   Baa1***       1,030,280
-------------------------------------------------------------------------------------------------------------------
             Utilities - 11.1%

       1,845 City of Fayetteville Public Works Commission, North           3/05 at 102.00       AAA       1,886,439
              Carolina, Revenue Bonds, Series 1995A, 5.250%, 3/01/16

       2,000 Greenville Utilities Commission, North Carolina, Combined     9/04 at 102.00        A+       2,099,320
              Enterprise System Revenue Bonds, Series 1994, 6.000%,
              9/01/16

----
22

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  5,300 North Carolina Eastern Municipal Power Agency, Power System    No Opt. Call       AAA $     6,001,402
              Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/18

       5,000 North Carolina Eastern Municipal Power Agency, Power System  1/10 at 101.00       BBB       5,280,950
              Revenue Bonds, Series 1999D, 6.750%, 1/01/26

       1,000 North Carolina Municipal Power Agency Number 1, Catawba      1/03 at 100.00      BBB+       1,001,590
              Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

       4,165 North Carolina Municipal Power Agency Number 1, Catawba      1/10 at 101.00      BBB+       4,366,836
              Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20

         870 City of Shelby, North Carolina, Combined Enterprise System   5/05 at 102.00        A-         888,904
              Revenue Bonds, Series 1995A, 5.500%, 5/01/17

       1,500 Wake County Industrial Facilities and Pollution Control      2/12 at 101.00        A3       1,528,544
              Financing Authority, North Carolina, Revenue Refunding
              Bonds (Carolina Power and Light Company Project), Series
              2002 Refunding, 5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.7%

       4,500 City of Charlotte, North Carolina, Water and Sewer System    6/10 at 101.00       AAA       4,530,464
              Revenue Bonds, Series 2000, 5.250%, 6/01/25

       2,000 City of Charlotte, North Carolina, Water and Sewer System    6/11 at 101.00       AAA       1,997,259
              Revenue Bonds, Series 2001, 5.125%, 6/01/26

       1,000 County of Dare, North Carolina, Utilities System Revenue     6/08 at 102.00       AAA         945,819
              Bonds, Series 1998A, 4.750%, 6/01/24

         230 Woodfin Treatment Facility, Inc., North Carolina,              No Opt. Call       N/R         236,434
              Proportionate Interest Certificates, 5.500%, 12/01/03
------------------------------------------------------------------------------------------------------------------
    $207,385 Total Investments (cost $196,924,032) - 98.5%                                             204,508,902
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                        3,085,700
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $   207,594,602
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.




                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND
May 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Basic Materials - 9.8%

    $  3,000 Industrial Development Board of the City of Chattanooga,      7/03 at 103.00       AA- $     3,127,830
              Tennessee, Pollution Control Revenue Bonds (E.I. du Pont
              de Nemours and Company Project), Series 1982A, 6.350%,
              7/01/22

      12,000 Industrial Development Board of Humphreys County,             5/04 at 102.00       AA-      12,810,600
              Tennessee, Solid Waste Disposal Facility Bonds (E.I. du
              Pont de Nemours and Company Project), Series 1994, 6.700%,
              5/01/24 (Alternative Minimum Tax)

      10,000 Industrial Development Board of the County of McMinn,         9/02 at 101.00       BBB      10,117,500
              Tennessee, Pollution Control Facilities Revenue Bonds
              (Calhoun Newsprint Company Project - Bowater Incorporated
              Obligor), Series 1991, 7.625%, 3/01/16 (Alternative
              Minimum Tax)

       4,950 Industrial Development Board of the County of McMinn,        12/02 at 102.00       BBB       5,086,373
              Tennessee, Solid Waste Recycling Facilities Revenue Bonds
              (Calhoun Newsprint Company Project - Bowater Incorporated
              Obligor), Series 1992, 7.400%, 12/01/22 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Cyclicals - 2.4%

       7,000 Industrial Development Board of Maury County, Tennessee,      9/04 at 102.00        A3       7,513,870
              Multi-Modal Interchangeable Rate Pollution Control
              Refunding Revenue Bonds (Saturn Corporation Project),
              Series 1994,
              6.500%, 9/01/24
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 2.6%

       6,750 Industrial Development Board of Loudon County, Tennessee,     2/03 at 102.00        AA       6,910,785
              Solid Waste Disposal Revenue Bonds (Kimberly-Clark
              Corporation Project), Series 1993, 6.200%, 2/01/23
              (Alternative Minimum Tax)

       1,245 Industrial Development Board of the City of South Fulton,    10/05 at 102.00      Baa3       1,265,331
              Tennessee, Industrial Development Revenue Bonds (Tyson
              Foods, Inc. Project), Series 1995, 6.400%, 10/01/20
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.3%

             Tennessee State School Bond Authority, Higher Educational
             Facilities Bonds (Second Program), Series 2002A:
       2,000   5.125%, 5/01/27                                             5/12 at 100.00       AAA       1,973,600
       2,000   5.250%, 5/01/29                                             5/12 at 100.00       AAA       2,000,680
-------------------------------------------------------------------------------------------------------------------
             Energy - 1.3%

       4,000 Industrial Development Board of the County of Maury,          8/10 at 100.00       BBB       4,091,440
              Tennessee, Solid Waste Disposal Revenue Bonds (Occidental
              Petroleum Corp. Project), Series 2000B, 6.300%, 8/01/18
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 17.8%

       3,060 Blount County, Tennessee, Hospital Revenue Improvement        7/08 at 100.00      Baa1       2,762,507
              Bonds, Series 1998B, 5.125%, 7/01/19

       1,245 Health, Educational and Housing Facility Board of the City    6/08 at 101.00        A-       1,165,507
              of Chattanooga, Tennessee, Hospital Improvement and
              Refunding Revenue Bonds (Siskin Hospital for Physical
              Rehabilitation, Inc. Project), Series 1998, 5.250%, 6/01/28

       1,550 Industrial Development Board of the City of Cookeville,      10/03 at 102.00        A-       1,595,710
              Tennessee, Hospital Refunding Revenue Bonds (Cookeville
              General Hospital Project), Series 1993, 5.750%, 10/01/10

       4,030 City of Jackson, Tennessee, Hospital Revenue Refunding and    4/05 at 102.00       AAA       4,214,090
              Improvement Bonds (Jackson-Madison County General Hospital
              Project), Series 1995, 5.625%, 4/01/15

       1,000 Health, Educational and Housing Facilities Board of Knox        No Opt. Call       AAA       1,136,530
              County, Tennessee, Hospital Revenue Bonds (Fort Sanders
              Alliance Obligated Group), Series 1993A, 6.250%, 1/01/13

       4,000 Health, Educational and Housing Facilities Board of Knox      4/12 at 101.00      Baa2       3,997,400
              County, Tennessee, Hospital Revenue Bonds (Baptist Health
              System of East Tennessee), Series 2002, 6.375%, 4/15/22

       8,795 Health, Educational and Housing Facilities Board of Knox      4/09 at 101.00      Baa1       8,603,621
              County, Tennessee, Hospital Revenue Bonds (University
              Health System, Inc.), Series 1999, 5.625%, 4/01/29

       3,000 Health and Educational Facilities Board of the Metropolitan  11/09 at 101.00       AAA       3,161,370
              Government of Nashville and Davidson County, Tennessee,
              Revenue Bonds (Ascension Health Credit Group), Series
              1999A, 6.000%, 11/15/30

       4,000 Health and Educational Facilities Board of the Metropolitan  11/10 at 101.00        A-       4,212,160
              Government of Nashville and Davidson County, Tennessee,
              Revenue Bonds (Adventist Health System - Sunbelt Obligated
              Group), 6.600%, 11/15/30

----
24

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             Health, Educational and Housing Facilities Board of
             Montgomery County, Tennessee, Hospital Revenue Refunding
             and Improvement Bonds (Clarksville Regional Health System),
             Series 1998:
    $  1,500   5.375%, 1/01/18                                             1/08 at 101.00       BBB $     1,392,240
       7,500   5.375%, 1/01/28                                             1/08 at 101.00       BBB       6,584,925

      11,000 Health, Educational and Housing Facilities Board of Shelby    7/09 at 102.00        AA      10,845,010
              County, Tennessee, Revenue Bonds (St. Jude's Children's
              Research), Series 1999, 5.375%, 7/01/29

       3,750 Health, Educational and Housing Facilities Board of the       9/12 at 101.00      BBB+       3,757,050
              County of Sullivan, Tennessee, Hospital Revenue Bonds
              (Wellmont Health System Project), Series 2002, 6.250%,
              9/01/22

       2,500 Health, Educational and Housing Facilities Board of Sumner   11/04 at 102.00        A-       2,700,025
              County, Tennessee, Revenue Refunding Bonds (Sumner
              Regional Health System Inc.), Series 1994, 7.500%, 11/01/14
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.2%

       1,200 Health, Educational and Housing Facility Board of the City    7/03 at 102.00       Aaa       1,215,396
              of Chattanooga, Tennessee, Multifamily Mortgage Revenue
              Refunding Bonds (Windridge Apartments - FHA-Insured
              Mortgage),
              Series 1993A, 5.950%, 7/01/14

             Health, Educational and Housing Facility Board of the City
             of Chattanooga, Tennessee, Housing Revenue Bonds (GNMA
             Collateralized - Rainbow Creek Apartments Project), Series
             1999:
         485   6.125%, 11/20/19 (Alternative Minimum Tax)                 11/09 at 102.00       AAA         503,867
       3,955   6.375%, 11/20/39 (Alternative Minimum Tax)                 11/09 at 102.00       AAA       4,107,742

       3,500 Industrial Development Board of the City of Franklin,        10/06 at 102.00       AAA       3,617,705
              Tennessee, Multifamily Housing Revenue Refunding Bonds
              (The Landings Apartments Project), Senior Series 1996A,
              6.000%, 10/01/26

             Health and Educational Facilities Board of the Metropolitan
             Government of Nashville and Davidson County, Tennessee,
             Housing Mortgage Revenue Bonds (Herman Street), Series 1992:
         250   7.000%, 6/01/17                                             6/02 at 103.00       AAA         259,073
         495   7.250%, 6/01/32                                             6/02 at 103.00       AAA         513,419

       3,485 Health and Educational Facilities Board of the Metropolitan   3/10 at 102.00       Aaa       3,524,799
              Government of Nashville and Davidson County, Tennessee,
              Multifamily Housing Revenue Bonds (Berkshire Place),
              Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)

       2,720 Industrial Development Board of the Metropolitan Government   1/10 at 102.00       Aaa       2,810,658
              of Nashville and Davidson County, Tennessee, Multifamily
              Housing Revenue Refunding Bonds (GNMA
              Collateralized - Valley Forge Apartments Project), Series
              2000A, 6.375%, 1/20/31
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.5%

         150 County of Hamilton, Tennessee, Single Family Mortgage         9/02 at 100.00       AAA         150,498
              Revenue Bonds (Home Purchase and Rehabilitation Program),
              Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)

       5,345 Tennessee Housing Development Agency, Home Ownership          7/06 at 102.00        AA       5,492,094
              Program Bonds, Issue 4A, 6.375%, 7/01/22 (Alternative
              Minimum Tax)

         945 Tennessee Housing Development Agency, Home Ownership          7/07 at 102.00        AA         981,071
              Program Bonds, Issue 3A, 5.850%, 7/01/17 (Alternative
              Minimum Tax)

       1,280 Tennessee Housing Development Agency, Home Ownership          7/02 at 102.00        AA       1,306,995
              Program Bonds, Issue WR,
              6.800%, 7/01/17

       9,335 Tennessee Housing Development Agency, Home Ownership          1/09 at 101.00        AA       9,177,612
              Program Bonds, Issue 1998-2, 5.375%, 7/01/29 (Alternative
              Minimum Tax)

       6,700 Tennessee Housing Development Agency, Home Ownership          1/09 at 101.00        AA       6,662,078
              Program Bonds, Issue 1996-5B, 5.375%, 7/01/23 (Alternative
              Minimum Tax)

       5,145 Tennessee Housing Development Agency, Home Ownership          1/09 at 101.00        AA       5,357,437
              Program Bonds, Issue 1999-3, 6.000%, 1/01/20 (Alternative
              Minimum Tax)

         865 Tennessee Housing Development Agency, Mortgage Finance        7/04 at 102.00        AA         900,629
              Program Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.9%

       2,735 Health and Educational Facilities Board of the Metropolitan   2/08 at 102.00        AA       2,777,666
              Government of Nashville and Davidson County, Tennessee,
              Multi-Modal Interchangeable Rate Health Facility Revenue
              Bonds (Richland Place, Inc. Project), Series 1993, 5.500%,
              5/01/23

----
25

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 6.4%

    $  6,070 City of Knoxville, Tennessee, General Obligation Bonds,       5/12 at 100.00        AA $     5,904,289
              Series 2002A, 5.000%, 5/01/25

       1,000 Marion County, Tennessee, General Obligation Rural School     4/11 at 100.00       Aaa         977,200
              Bonds, Series 2001, 5.000%, 4/01/24

       1,000 City of Memphis, Tennessee, General Improvement Bonds,       10/07 at 101.00        AA       1,005,730
              Series 1999A, 5.000%, 10/01/19

       3,000 Metropolitan Government of Nashville and Davidson County,     5/07 at 102.00        AA       2,967,990
              Tennessee, General Obligation Refunding Bonds, Series
              1997, 5.125%, 5/15/25

             Metropolitan Government of Nashville and Davidson County,
             Tennessee, General Obligation Bonds (Residual Option
             Longs), Series II-R-52, Series 2001:
       2,350   12.940%, 10/15/17 (IF)                                     10/11 at 100.00       AA-       2,803,433
       2,480   12.260%, 10/15/18 (IF)                                     10/11 at 100.00       AA-       2,721,403

       2,960 Putnam County, Tennessee, General Obligation School             No Opt. Call       Aaa       3,114,157
              Refunding Bonds, Series 2001, 5.250%, 4/01/19

         750 Shelby County, Tennessee, General Obligation Refunding        4/05 at 101.00       AA+         789,720
              Bonds, 1995 Series A, 5.625%, 4/01/14
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 5.7%

       5,000 Industrial Development Board of the City of Chattanooga,     10/10 at 100.00       AAA       5,164,000
              Tennessee, Chattanooga Lease Rental Revenue Bonds, Series
              2000, 5.625%, 10/01/30

       5,000 Memphis and Shelby County Sports Authority, Inc.,            11/12 at 100.00       AAA       4,922,950
              Tennessee, Revenue Bonds (Memphis Arena Project), 2002
              Series A, 5.125%, 11/01/28

       4,000 Health and Educational Facilities Board of the Metropolitan   6/09 at 100.00       AAA       3,866,320
              Government of Nashville and Davidson County, Tennessee,
              Revenue Refunding and Improvement Bonds (Meharry Medical
              College Project), Series 1996, 5.000%, 12/01/24

       4,000 Sports Authority of the Metropolitan Government of            7/06 at 101.00       AAA       4,124,880
              Nashville and Davidson County, Tennessee, Public
              Improvement Revenue Bonds (Stadium Project), Series 1996,
              5.750%, 7/01/26
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.4%

             Memphis-Shelby County Airport Authority, Tennessee, Airport
              Revenue Bonds, Series 1999D:
       4,000   6.000%, 3/01/24 (Alternative Minimum Tax)                   3/10 at 101.00       AAA       4,229,480
       1,640   6.125%, 3/01/25 (Alternative Minimum Tax)                   3/10 at 101.00       AAA       1,748,371

       3,710 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA       3,814,696
              Revenue Bonds, Series 2001A, 5.500%, 3/01/17 (Alternative
              Minimum Tax)

       2,850 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA       2,784,707
              Revenue Bonds, Series 2001B, 5.125%, 3/01/26

       4,475 Memphis-Shelby County Airport Authority, Tennessee, Special   9/02 at 102.00       BBB       4,600,837
              Facilities Revenue Refunding Bonds (Federal Express
              Corporation), Series 1992, 6.750%, 9/01/12
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 16.4%

             City of Clarksville, Tennessee, Hospital Revenue Refunding
             and Improvement Bonds (Clarksville Memorial Hospital
             Project), Series 1993:
       1,000   6.250%, 7/01/08 (Pre-refunded to 7/01/03)                   7/03 at 102.00   Baa1***       1,065,270
       1,775   6.250%, 7/01/13 (Pre-refunded to 7/01/03)                   7/03 at 102.00   Baa1***       1,890,854
       1,250   6.375%, 7/01/18 (Pre-refunded to 7/01/03)                   7/03 at 102.00   Baa1***       1,333,250

       1,520 City of Clarksville, Tennessee, Water, Sewer and Gas            No Opt. Call       AAA         767,798
              Revenue Refunding and Improvement Bonds, Series 1992,
              0.000%, 2/01/16

       1,000 Hamilton County, Tennessee, General Obligation Bonds,         2/05 at 102.00    Aa1***       1,107,540
              Series 1995, 6.250%, 2/01/20 (Pre-refunded to 2/01/05)

       5,000 City of Johnson, Tennessee, School Sales Tax Revenue and      5/06 at 100.00       AAA       5,671,750
              Unlimited Tax Bonds, Series 1994, 6.700%, 5/01/21
              (Pre-refunded to 5/01/06)

         440 Health and Educational Facilities Board of the City of        7/09 at 100.00       AAA         451,079
              Johnson, Tennessee, Hospital Revenue Refunding and
              Improvement Bonds (Johnson City Medical Center Hospital),
              Series 1991, 6.750%, 7/01/16  (Pre-refunded to 7/01/09)

----
26

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Health and Educational Facilities Board of the City of
             Johnson, Tennessee, Hospital Revenue Refunding and
             Improvement Bonds (Johnson City Medical Center Hospital),
             Series 1998C:
    $  6,430   5.125%, 7/01/25 (Pre-refunded to 7/01/23)                   7/23 at 100.00       AAA $     6,469,673
       2,265   5.125%, 7/01/25                                             1/09 at 101.00       AAA       2,271,138
       9,180   5.250%, 7/01/28                                             1/09 at 101.00       AAA       9,258,489

      34,570 Health and Educational Facilities Board of the Metropolitan     No Opt. Call       Aaa       9,910,528
              Government of Nashville and Davidson County, Tennessee,
              Revenue Bonds (Volunteer Healthcare - Subordinate Lien),
              Series 1988, 0.000%, 6/01/21

       1,115 Health and Educational Facilities Board of the Metropolitan  10/07 at 105.00    N/R***       1,438,484
              Government of Nashville and Davidson County, Tennessee,
              Revenue Bonds (Mur-Ci Homes Inc. Project), Series 1992A,
              9.000%, 10/01/22 (Pre-refunded to 10/01/07)

       1,000 Middle Tennessee Utility District of Cannon, Cumberland,     10/02 at 102.00       AAA       1,035,480
              DeKalb, Putnam, Rhea, Rutherford, Smith, Warren, White and
              Wilson Counties, Tennessee, Gas System Revenue Bonds,
              Series 1992, 6.250%, 10/01/12 (Pre-refunded to 10/01/02)

       2,500 Public Building Authority of the City of Mt. Juliet,          2/04 at 110.00       AAA       2,966,675
              Tennessee, Revenue Bonds (Utility District Loan
              Program - Madison Suburban Utility District), Series B,
              7.800%, 2/01/19 (Pre-refunded to 2/01/04)

         250 Shelby County, Tennessee, General Obligation Refunding        4/05 at 101.00    AA+***         271,660
              Bonds, 1995 Series A, 5.625%, 4/01/14 (Pre-refunded to
              4/01/05)

       2,660 Tennessee State Local Development Authority, Revenue Bonds   10/02 at 102.00     AA***       2,760,415
              (Community Provider Loan Program), 7.000%, 10/01/21
              (Pre-refunded to 10/01/02)

             Wilson County, Tennessee, Certificates of Participation
             (Wilson County Educational Facilities Corporation), Series
             1994:
       1,500   6.125%, 6/30/10 (Pre-refunded to 6/30/04)                   6/04 at 102.00     A2***       1,643,820
       1,500   6.250%, 6/30/15 (Pre-refunded to 6/30/04)                   6/04 at 102.00     A2***       1,647,615
-------------------------------------------------------------------------------------------------------------------
             Utilities - 9.4%

       7,500 City of Clarksville, Tennessee, Water, Sewer and Gas          2/11 at 100.00       Aaa       7,420,800
              Revenue Refunding and Improvement Bonds, Series 2001,
              5.000%, 2/01/22

       2,700 City of Fayetteville, Tennessee, Broadband                    4/08 at 101.00       N/R       2,763,639
              Telecommunications Network Revenue Bonds, Series 2000,
              6.500%, 4/01/20

             City of Knoxville, Tennessee, Electric System Revenue
             Bonds, Series 2001U:
       1,000   5.125%, 7/01/20                                             7/10 at 100.00        AA       1,005,210
       3,000   5.125%, 7/01/27                                             7/10 at 100.00        AA       2,939,700

             Metropolitan Government of Nashville and Davidson County,
             Tennessee, Electric System Revenue Bonds, Series 1996A:
       7,800   0.000%, 5/15/11                                               No Opt. Call       AAA       5,213,286
       3,750   0.000%, 5/15/12                                               No Opt. Call       AAA       2,372,925

       3,000 Metropolitan Government of Nashville and Davidson County,     5/08 at 102.00        AA       3,008,250
              Tennessee, Electric System Revenue Bonds, 1998 Series A,
              5.200%, 5/15/23

       5,000 Metropolitan Government of Nashville and Davidson County,     5/11 at 100.00        AA       4,918,550
              Tennessee, Electric System Revenue Bonds, Series 2001A,
              5.125%, 5/15/26
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.4%

       3,445 City of Knoxville, Tennessee, Waste Water System Refunding    4/07 at 101.00        AA       3,435,561
              and Improvement Bonds, Series 1998, 5.125%, 4/01/23

       3,000 Suburban Utility District, Madison, Tennessee, Water          2/08 at 100.00       AAA       3,004,920
              Revenue Refunding Bonds, Series 1995, 5.000%, 2/01/19

       3,000 City of Memphis, Shelby County, Tennessee, Sanitary          10/12 at 100.00       AA+       2,975,939
              Sewerage System Revenue Bonds, Series 2002, 5.000%,
              10/01/21

       1,000 Milcrofton Utility District of Williamson County,             2/06 at 102.00       N/R         904,319
              Tennessee, Waterworks Revenue Refunding Bonds (Junior
              Lien), Series 1996, 6.000%, 2/01/24

----
27

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2002

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  2,000 White House Utility District of Robertson and Sumner,        1/11 at 100.00       Aaa $     1,975,639
              Tennessee, Water and Sewer Revenue Bonds, Refunding Series
              2001, 5.125%, 1/01/26

       1,500 Wilson County Water and Wastewater Authority, Tennessee,     3/08 at 102.00      Baa1       1,610,264
              Waterworks Revenue Refunding and Improvement Bonds, Series
              1993, 6.000%, 3/01/14
------------------------------------------------------------------------------------------------------------------
    $335,400 Total Investments (cost $303,463,579) - 98.5%                                             311,435,576
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                        4,749,438
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $   316,185,014
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.







                                See accompanying notes to financial statements.

----
28

Statement of Assets and Liabilities
May 31, 2002

                                                                        Georgia     Louisiana North Carolina      Tennessee
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value              $157,463,049  $130,527,525    $204,508,902  $311,435,576
Cash                                                                 1,978,966            --              --       141,359
Receivables:
  Interest                                                           2,872,386     2,228,136       3,646,282     4,548,353
  Investments sold                                                   3,186,141        35,000       2,040,000            --
  Shares sold                                                          190,711       295,666         361,426     1,319,588
Other assets                                                             1,471         1,481           2,116        13,845
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                   165,692,724   133,087,808     210,558,726   317,458,721
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                              --       295,549       1,776,850            --
Payables:
  Investments purchased                                              6,486,366            --              --            --
  Shares redeemed                                                      595,570        32,571         566,084       381,700
Accrued expenses:
  Management fees                                                       73,240        61,470          95,565       143,488
  12b-1 distribution and service fees                                   49,218        45,906          58,520        77,848
  Other                                                                 48,748        50,157          84,686       116,236
Dividends payable                                                      240,340       181,968         382,419       554,435
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                7,493,482       667,621       2,964,124     1,273,707
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                        $158,199,242  $132,420,187    $207,594,602  $316,185,014
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                        $113,053,989  $ 89,435,390    $162,422,377  $267,497,758
Shares outstanding                                                  10,522,952     8,023,029      15,856,449    24,186,609
Net asset value and redemption price per share                    $      10.74  $      11.15    $      10.24  $      11.06
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                $      11.21  $      11.64    $      10.69  $      11.54
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                        $ 17,340,955  $ 22,011,145    $ 21,403,920  $ 19,320,319
Shares outstanding                                                   1,611,196     1,975,451       2,086,342     1,744,893
Net asset value, offering and redemption price per share          $      10.76  $      11.14    $      10.26  $      11.07
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                        $ 25,016,356  $ 20,909,115    $ 22,077,055  $ 28,650,013
Shares outstanding                                                   2,332,338     1,878,220       2,157,329     2,589,701
Net asset value, offering and redemption price per share          $      10.73  $      11.13    $      10.23  $      11.06
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                        $  2,787,942  $     64,537    $  1,691,250  $    716,924
Shares outstanding                                                     260,219         5,781         164,945        64,838
Net asset value, offering and redemption price per share          $      10.71  $      11.16    $      10.25  $      11.06
---------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                   $154,937,347  $129,453,206    $202,503,642  $308,842,800
Undistributed (Over-distribution of) net investment income            (122,886)       70,689         (77,131)      260,009
Accumulated net realized gain (loss) from investment transactions     (493,998)   (2,416,888)     (2,416,779)     (889,792)
Net unrealized appreciation of investments                           3,878,779     5,313,180       7,584,870     7,971,997
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                        $158,199,242  $132,420,187    $207,594,602  $316,185,014
---------------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
29

Statement of Operations
Year Ended May 31, 2002

                                                                         Georgia   Louisiana North Carolina     Tennessee
-------------------------------------------------------------------------------------------------------------------------
Investment Income                                                    $8,610,633  $7,530,099     $11,396,741  $17,940,123
-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         830,629     726,977       1,107,498    1,659,711
12b-1 service fees - Class A                                            222,010     176,648         323,418      527,270
12b-1 distribution and service fees - Class B                           158,943     209,227         184,742      162,437
12b-1 distribution and service fees - Class C                           167,549     163,780         152,336      193,496
Shareholders' servicing agent fees and expenses                         103,214      72,756         155,795      193,972
Custodian's fees and expenses                                            88,359      54,786         105,384       71,940
Trustees' fees and expenses                                               3,800       3,201           5,398        7,526
Professional fees                                                         9,092       8,633          11,276       14,780
Shareholders' reports - printing and mailing expenses                    27,280      12,498          32,914       44,090
Federal and state registration fees                                       3,876       3,464           3,545        5,755
Other expenses                                                            4,902       4,163           7,066       10,381
-------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,619,654   1,436,133       2,089,372    2,891,358
  Custodian fee credit                                                  (17,331)    (10,887)        (13,794)     (34,025)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,602,323   1,425,246       2,075,578    2,857,333
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 7,008,310   6,104,853       9,321,163   15,082,790
-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                        1,590,967     151,269         246,683       66,559
Net change in unrealized appreciation or depreciation of investments   (578,688)    827,509       1,638,244    3,271,037
-------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             1,012,279     978,778       1,884,927    3,337,596
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $8,020,589  $7,083,631     $11,206,090  $18,420,386
-------------------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
30

Statement of Changes in Net Assets

                                                                                        Georgia
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/02       5/31/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  7,008,310  $  6,788,686
Net realized gain (loss) from investment transactions                            1,590,967      (226,959)
Net change in unrealized appreciation or depreciation of investments              (578,688)    8,772,153
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       8,020,589    15,333,880
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (5,356,996)   (5,244,153)
  Class B                                                                         (680,409)     (575,479)
  Class C                                                                         (953,544)     (850,197)
  Class R                                                                          (77,897)      (39,967)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (7,068,846)   (6,709,796)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                26,397,679    17,702,138
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                2,779,725     2,623,678
----------------------------------------------------------------------------------------------------------
                                                                                29,177,404    20,325,816
Cost of shares redeemed                                                        (15,544,046)  (22,176,364)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              13,633,358    (1,850,548)
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      14,585,101     6,773,536
Net assets at the beginning of year                                            143,614,141   136,840,605
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $158,199,242  $143,614,141
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (122,886) $    (62,350)
----------------------------------------------------------------------------------------------------------

                                                                                       Louisiana
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/02       5/31/01
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  6,104,853  $  5,873,362
Net realized gain (loss) from investment transactions                              151,269      (406,889)
Net change in unrealized appreciation or depreciation of investments               827,509     9,002,539
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       7,083,631    14,469,012
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (4,263,480)   (4,103,369)
  Class B                                                                         (900,959)     (784,980)
  Class C                                                                         (934,822)     (873,052)
  Class R                                                                           (8,610)      (42,018)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (6,107,871)   (5,803,419)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                24,828,923    15,240,354
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                2,167,122     1,864,055
---------------------------------------------------------------------------------------------------------
                                                                                26,996,045    17,104,409
Cost of shares redeemed                                                        (21,272,033)  (14,872,887)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               5,724,012     2,231,522
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                       6,699,772    10,897,115
Net assets at the beginning of year                                            125,720,415   114,823,300
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $132,420,187  $125,720,415
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     70,689  $     25,676
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
31

                                                                                    North Carolina
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/02       5/31/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  9,321,163  $  9,323,717
Net realized gain (loss) from investment transactions                              246,683       (63,959)
Net change in unrealized appreciation or depreciation of investments             1,638,244    12,644,964
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      11,206,090    21,904,722
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (7,743,869)   (7,969,581)
  Class B                                                                         (778,483)     (585,870)
  Class C                                                                         (852,371)     (734,854)
  Class R                                                                          (82,457)      (78,959)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (9,457,180)   (9,369,264)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                25,897,981    21,695,146
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                4,634,384     4,656,058
----------------------------------------------------------------------------------------------------------
                                                                                30,532,365    26,351,204
Cost of shares redeemed                                                        (21,785,633)  (23,781,188)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               8,746,732     2,570,016
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      10,495,642    15,105,474
Net assets at the beginning of year                                            197,098,960   181,993,486
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $207,594,602  $197,098,960
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    (77,131) $    (40,709)
----------------------------------------------------------------------------------------------------------

                                                                                       Tennessee
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/02       5/31/01
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 15,082,790  $ 14,913,675
Net realized gain (loss) from investment transactions                               66,559     2,075,913
Net change in unrealized appreciation or depreciation of investments             3,271,037    13,817,960
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      18,420,386    30,807,548
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                      (13,142,599)  (12,937,673)
  Class B                                                                         (720,927)     (582,868)
  Class C                                                                       (1,145,900)   (1,036,847)
  Class R                                                                          (34,046)      (31,030)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (15,043,472)  (14,588,418)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                39,898,074    19,965,686
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                6,506,471     6,078,721
---------------------------------------------------------------------------------------------------------
                                                                                46,404,545    26,044,407
Cost of shares redeemed                                                        (22,795,155)  (37,612,952)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              23,609,390   (11,568,545)
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      26,986,304     4,650,585
Net assets at the beginning of year                                            289,198,710   284,548,125
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $316,185,014  $289,198,710
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    260,009  $    163,994
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
32

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Georgia Municipal Bond Fund ("Georgia"), the Nuveen Louisiana Municipal Bond Fund ("Louisiana"), the Nuveen North Carolina Municipal Bond Fund ("North Carolina"), and the Nuveen Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2002, Georgia had outstanding when-issued purchase commitments of $6,486,366. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2002, have been designated Exempt Interest Dividends.


----
33

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2002, Tennessee invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the floating rate security. Georgia, Louisiana and North Carolina did not invest in any such securities during the fiscal year ended May 31, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective June 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to June 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held by the Funds on June 1, 2001, as follows:

                    Georgia Louisiana North Carolina Tennessee
                  --------------------------------------------
                        $--   $48,031        $99,595   $56,697

--------------------------------------------------------------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended May 31, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                    Georgia Louisiana North Carolina Tennessee
                  --------------------------------------------
                        $--    $7,777        $17,550   $54,425

--------------------------------------------------------------------------------



----
34

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                           Georgia
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              5/31/02                   5/31/01
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,271,471  $ 13,773,332     935,056  $  9,872,915
  Class B                                               380,928     4,136,733     292,020     3,099,414
  Class C                                               631,807     6,812,804     384,245     4,064,015
  Class R                                               154,627     1,674,810      63,283       665,794
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               199,058     2,151,528     199,475     2,090,533
  Class B                                                23,826       257,963      19,800       207,985
  Class C                                                30,792       332,289      29,160       304,910
  Class R                                                 3,535        37,945       1,936        20,250
--------------------------------------------------------------------------------------------------------
                                                      2,696,044    29,177,404   1,924,975    20,325,816
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (1,042,292)  (11,217,820) (1,473,719)  (15,359,898)
  Class B                                              (235,421)   (2,550,386)   (113,976)   (1,193,734)
  Class C                                              (162,413)   (1,741,145)   (536,180)   (5,616,732)
  Class R                                                (3,217)      (34,695)       (563)       (6,000)
--------------------------------------------------------------------------------------------------------
                                                     (1,443,343)  (15,544,046) (2,124,438)  (22,176,364)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                               1,252,701  $ 13,633,358    (199,463) $ (1,850,548)
--------------------------------------------------------------------------------------------------------

                                                                          Louisiana
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              5/31/02                   5/31/01
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,044,929  $ 11,785,525     655,253  $  7,178,318
  Class B                                               320,648     3,591,343     404,670     4,458,455
  Class C                                               841,360     9,449,446     330,879     3,599,225
  Class R                                                   231         2,609         395         4,356
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               139,870     1,566,350     133,948     1,449,604
  Class B                                                26,343       295,140      20,814       225,453
  Class C                                                26,547       297,053      13,823       149,463
  Class R                                                   769         8,579       3,646        39,535
--------------------------------------------------------------------------------------------------------
                                                      2,400,697    26,996,045   1,563,428    17,104,409
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (797,477)   (8,988,688)   (709,409)   (7,705,584)
  Class B                                              (249,542)   (2,786,030)   (221,906)   (2,405,797)
  Class C                                              (790,499)   (8,886,092)   (403,155)   (4,357,942)
  Class R                                               (54,561)     (611,223)    (37,438)     (403,564)
--------------------------------------------------------------------------------------------------------
                                                     (1,892,079)  (21,272,033) (1,371,908)  (14,872,887)
--------------------------------------------------------------------------------------------------------
Net increase                                            508,618  $  5,724,012     191,520  $  2,231,522
--------------------------------------------------------------------------------------------------------


----
35

                                                                       North Carolina
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              5/31/02                   5/31/01
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,260,877  $ 12,895,949   1,186,924  $ 11,903,737
  Class B                                               571,327     5,879,721     483,338     4,867,381
  Class C                                               662,254     6,788,470     453,192     4,584,313
  Class R                                                32,615       333,841      33,848       339,715
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               360,567     3,704,459     391,711     3,909,108
  Class B                                                36,522       375,785      27,929       279,648
  Class C                                                48,106       493,684      41,042       408,905
  Class R                                                 5,879        60,456       5,848        58,397
--------------------------------------------------------------------------------------------------------
                                                      2,978,147    30,532,365   2,623,832    26,351,204
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (1,584,312)  (16,186,519) (1,887,970)  (18,867,341)
  Class B                                              (157,128)   (1,614,830)    (89,793)     (901,512)
  Class C                                              (351,981)   (3,607,519)   (385,597)   (3,836,716)
  Class R                                               (36,732)     (376,765)    (17,427)     (175,619)
--------------------------------------------------------------------------------------------------------
                                                     (2,130,153)  (21,785,633) (2,380,787)  (23,781,188)
--------------------------------------------------------------------------------------------------------
Net increase                                            847,994  $  8,746,732     243,045  $  2,570,016
--------------------------------------------------------------------------------------------------------

                                                                          Tennessee
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              5/31/02                   5/31/01
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             2,411,681  $ 26,606,207   1,344,310  $ 14,506,663
  Class B                                               537,455     5,964,881     265,963     2,906,013
  Class C                                               658,184     7,274,027     230,481     2,508,973
  Class R                                                 4,842        52,959       4,022        44,037
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               519,899     5,755,709     506,366     5,452,115
  Class B                                                31,507       349,126      26,351       284,060
  Class C                                                34,462       381,714      30,122       324,315
  Class R                                                 1,800        19,922       1,694        18,231
--------------------------------------------------------------------------------------------------------
                                                      4,199,830    46,404,545   2,409,309    26,044,407
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (1,665,209)  (18,383,400) (2,938,022)  (31,716,382)
  Class B                                              (182,015)   (2,013,002)   (145,117)   (1,564,823)
  Class C                                              (216,639)   (2,398,753)   (403,003)   (4,326,679)
  Class R                                                    --            --        (477)       (5,068)
--------------------------------------------------------------------------------------------------------
                                                     (2,063,863)  (22,795,155) (3,486,619)  (37,612,952)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                               2,135,967  $ 23,609,390  (1,077,310) $(11,568,545)
--------------------------------------------------------------------------------------------------------


----
36

3. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2002, to shareholders of record on June 7, 2002, as follows:

                             Georgia Louisiana North Carolina Tennessee
         --------------------------------------------------------------
         Dividend per share:
           Class A            $.0425    $.0450         $.0400    $.0460
           Class B             .0355     .0380          .0335     .0390
           Class C             .0375     .0400          .0350     .0410
           Class R             .0440     .0470          .0415     .0475
         --------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended May 31, 2002, were as follows:

                                      Georgia   Louisiana North Carolina   Tennessee
------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities  $77,148,735 $21,500,988    $33,757,244 $80,917,764
  Short-term securities                    --   2,000,000      3,100,000   7,570,000
Sales and maturities:
  Long-term municipal securities   62,568,758  16,782,421     30,789,831  58,871,620
  Short-term securities                    --   2,000,000      3,100,000   7,570,000
------------------------------------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis as of May 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                         Georgia    Louisiana North Carolina    Tennessee
-------------------------------------------------------------------------
Cost of Investments $153,584,270 $125,158,537   $196,849,062 $303,352,457
-------------------------------------------------------------------------

                                                Georgia   Louisiana North Carolina     Tennessee
------------------------------------------------------------------------------------------------
Gross unrealized appreciation              $ 5,690,672  $6,274,420      $8,015,819  $10,619,539
Gross unrealized depreciation               (1,811,893)   (905,432)       (355,979)  (2,536,420)
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 3,878,779  $5,368,988      $7,659,840  $ 8,083,119
------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at May 31, 2002, were as follows:

                                       Georgia Louisiana North Carolina  Tennessee
----------------------------------------------------------------------------------
Undistributed tax-exempt income       $480,428  $527,267       $605,310 $1,411,251
Undistributed ordinary income*              --        --         34,778         --
Undistributed long-term capital gains       --        --             --         --
----------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended May 31, 2002, were as follows:

                                              Georgia  Louisiana North Carolina   Tennessee
-------------------------------------------------------------------------------------------
Distributions from tax-exempt income       $7,031,141 $6,086,626     $9,444,537 $14,957,871
Distributions from ordinary income*                --         --             --          --
Distributions from long-term capital gains         --         --             --          --
-------------------------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and short-term capital gains, if any.


----
37

At May 31, 2002, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                           Georgia  Louisiana North Carolina Tennessee
         -------------------------------------------------------------
         Expiration year:
           2003           $     -- $       --     $       --  $483,273
           2004                 --         --             --        --
           2005                 --         --             --        --
           2006                 --         --             --        --
           2007                 --         --             --        --
           2008                 --  1,112,952      1,052,642   406,519
           2009            493,998  1,235,446      1,303,991        --
           2010                 --     68,490         60,146        --
         -------------------------------------------------------------
         Total            $493,998 $2,416,888     $2,416,779  $889,792
         -------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5500 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Georgia Louisiana North Carolina Tennessee
----------------------------------------------------------------------------------
Sales charges collected (unaudited)    $197,187  $133,745       $148,895  $418,692
Paid to authorized dealers (unaudited)  179,473   128,272        148,895   399,837
----------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  Commission advances (unaudited) $261,199  $260,358       $312,043  $369,398
  ---------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2002, the Distributor retained such 12b-1 fees as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  12b-1 fees retained (unaudited) $173,457  $235,009       $202,179  $171,036
  ---------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2002, as follows:

                                Georgia Louisiana North Carolina Tennessee
      --------------------------------------------------------------------
      CDSC retained (unaudited) $40,950   $60,321        $53,333   $53,973
      --------------------------------------------------------------------



----
38

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations       Less Distributions
                                                  -------------------------  -----------------------


GEORGIA


                                                                 Net            From
                                                           Realized/          and in
                                                          Unrealized          Excess
                                        Beginning     Net    Invest-          of Net                  Ending
                                              Net Invest-       ment         Invest-                     Net
                                            Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended May 31,                          Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2002                                      $10.66    $.52      $ .08  $ .60    $(.52)   $  --  $(.52) $10.74      5.71%
 2001                                       10.01     .53        .64   1.17     (.52)      --   (.52)  10.66     11.90
 2000                                       11.02     .52       (.96)  (.44)    (.53)    (.04)  (.57)  10.01     (4.05)
 1999                                       11.19     .54       (.17)   .37     (.54)      --   (.54)  11.02      3.34
 1998                                       10.57     .56        .62   1.18     (.56)      --   (.56)  11.19     11.37
Class B (2/97)
 2002                                       10.67     .44        .09    .53     (.44)      --   (.44)  10.76      4.91
 2001                                       10.02     .45        .65   1.10     (.45)      --   (.45)  10.67     11.17
 2000                                       11.03     .44       (.96)  (.52)    (.45)    (.04)  (.49)  10.02     (4.79)
 1999                                       11.20     .46       (.17)   .29     (.46)      --   (.46)  11.03      2.57
 1998                                       10.57     .48        .63   1.11     (.48)      --   (.48)  11.20     10.66
Class C (1/94)
 2002                                       10.64     .46        .09    .55     (.46)      --   (.46)  10.73      5.24
 2001                                        9.99     .47        .64   1.11     (.46)      --   (.46)  10.64     11.29
 2000                                       11.00     .46       (.96)  (.50)    (.47)    (.04)  (.51)   9.99     (4.61)
 1999                                       11.17     .48       (.17)   .31     (.48)      --   (.48)  11.00      2.80
 1998                                       10.55     .50        .62   1.12     (.50)      --   (.50)  11.17     10.79
Class R (2/97)
 2002                                       10.63     .52        .10    .62     (.54)      --   (.54)  10.71      5.91
 2001                                        9.98     .55        .64   1.19     (.54)      --   (.54)  10.63     12.13
 2000                                       10.99     .53       (.96)  (.43)    (.54)    (.04)  (.58)   9.98     (3.89)
 1999                                       11.15     .56       (.15)   .41     (.57)      --   (.57)  10.99      3.67
 1998                                       10.57     .58        .59   1.17     (.59)      --   (.59)  11.15     11.23
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                  Ratios/Supplemental Data
                                        ---------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(b)   Reimbursement(c)
GEORGIA                                          -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                         (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2002                                   $113,054      .91%    4.77%      .91%    4.77%      .89%    4.79%        41%
 2001                                    107,606      .94     5.04       .94     5.04       .94     5.04         14
 2000                                    104,434     1.06     4.99      1.06     4.99      1.05     4.99         15
 1999                                    128,138      .88     4.68       .74     4.82       .74     4.83         32
 1998                                    120,545      .87     4.88       .66     5.09       .66     5.09         25
Class B (2/97)
 2002                                     17,341     1.66     4.02      1.66     4.02      1.64     4.03         41
 2001                                     15,392     1.70     4.28      1.70     4.28      1.69     4.28         14
 2000                                     12,470     1.83     4.23      1.82     4.24      1.82     4.24         15
 1999                                     11,991     1.63     3.95      1.51     4.08      1.50     4.08         32
 1998                                      3,518     1.62     4.08      1.38     4.32      1.38     4.32         25
Class C (1/94)
 2002                                     25,016     1.46     4.22      1.46     4.22      1.45     4.23         41
 2001                                     19,497     1.49     4.49      1.49     4.49      1.49     4.49         14
 2000                                     19,532     1.61     4.44      1.60     4.44      1.60     4.44         15
 1999                                     24,358     1.43     4.14      1.30     4.27      1.29     4.28         32
 1998                                     18,770     1.42     4.33      1.21     4.54      1.21     4.54         25
Class R (2/97)
 2002                                      2,788      .72     4.92       .72     4.92       .71     4.93         41
 2001                                      1,119      .76     5.22       .76     5.22       .75     5.22         14
 2000                                        405      .88     5.19       .88     5.19       .87     5.20         15
 1999                                        364      .68     4.89       .55     5.03       .54     5.03         32
 1998                                        245      .67     5.04       .45     5.26       .45     5.26         25
--------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
39

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations       Less Distributions
                                              -------------------------  -----------------------                    -------


LOUISIANA


                                                             Net
                                                       Realized/
                                                      Unrealized
                                    Beginning     Net    Invest-             Net                  Ending             Ending
                                          Net Invest-       ment         Invest-                     Net                Net
                                        Asset    ment       Gain            ment  Capital          Asset     Total   Assets
Year Ended May 31,                      Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)    (000)
----------------------------------------------------------------------------------------------------------------------------
Class A (9/89)
 2002                                  $11.06    $.54     $  .09  $ .63    $(.54)   $  --  $(.54) $11.15      5.78% $89,435
 2001                                   10.27     .55        .78   1.33     (.54)      --   (.54)  11.06     13.20   84,424
 2000                                   11.38     .55      (1.11)  (.56)    (.55)      --   (.55)  10.27     (4.82)  77,603
 1999                                   11.55     .57       (.13)   .44     (.57)    (.04)  (.61)  11.38      3.73   99,176
 1998                                   11.10     .59        .49   1.08     (.59)    (.04)  (.63)  11.55      9.88   89,143
Class B (2/97)
 2002                                   11.05     .46        .09    .55     (.46)      --   (.46)  11.14      5.00   22,011
 2001                                   10.27     .47        .78   1.25     (.47)      --   (.47)  11.05     12.29   20,753
 2000                                   11.37     .47      (1.10)  (.63)    (.47)      --   (.47)  10.27     (5.55)  17,194
 1999                                   11.55     .48       (.14)   .34     (.48)    (.04)  (.52)  11.37      2.98   18,870
 1998                                   11.09     .50        .50   1.00     (.50)    (.04)  (.54)  11.55      9.18    8,999
Class C (2/94)
 2002                                   11.04     .48        .09    .57     (.48)      --   (.48)  11.13      5.22   20,909
 2001                                   10.26     .49        .77   1.26     (.48)      --   (.48)  11.04     12.49   19,887
 2000                                   11.36     .49      (1.10)  (.61)    (.49)      --   (.49)  10.26     (5.36)  19,074
 1999                                   11.54     .50       (.13)   .37     (.51)    (.04)  (.55)  11.36      3.20   21,352
 1998                                   11.09     .52        .50   1.02     (.53)    (.04)  (.57)  11.54      9.32   13,682
Class R (2/97)
 2002                                   11.06     .57        .09    .66     (.56)      --   (.56)  11.16      6.09       65
 2001                                   10.27     .57        .79   1.36     (.57)      --   (.57)  11.06     13.42      656
 2000                                   11.38     .57      (1.11)  (.54)    (.57)      --   (.57)  10.27     (4.73)     953
 1999                                   11.55     .59       (.13)   .46     (.59)    (.04)  (.63)  11.38      4.03    2,451
 1998                                   11.09     .61        .50   1.11     (.61)    (.04)  (.65)  11.55     10.21       28
----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)


                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(b)   Reimbursement(c)
LOUISIANA                           -----------------  -----------------  -----------------
                                                Ratio              Ratio              Ratio
                                               of Net             of Net             of Net
                                              Invest-            Invest-            Invest-
                                    Ratio of     ment  Ratio of     ment  Ratio of     ment
                                    Expenses   Income  Expenses   Income  Expenses   Income
                                          to       to        to       to        to       to
                                     Average  Average   Average  Average   Average  Average  Portfolio
                                         Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                    Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------
Class A (9/89)
 2002                                    .87%    4.82%      .87%    4.82%      .86%    4.83%        13%
 2001                                    .88     5.07       .88     5.07       .87     5.08         18
 2000                                   1.00     5.13       .98     5.14       .97     5.15         29
 1999                                    .88     4.76       .75     4.89       .75     4.89         11
 1998                                    .88     5.00       .75     5.13       .75     5.13         15
Class B (2/97)
 2002                                   1.62     4.07      1.62     4.07      1.61     4.08         13
 2001                                   1.63     4.32      1.63     4.32      1.62     4.33         18
 2000                                   1.75     4.39      1.74     4.40      1.73     4.41         29
 1999                                   1.63     4.01      1.50     4.15      1.49     4.15         11
 1998                                   1.62     4.21      1.45     4.38      1.45     4.38         15
Class C (2/94)
 2002                                   1.42     4.27      1.42     4.27      1.41     4.28         13
 2001                                   1.43     4.52      1.43     4.52      1.42     4.53         18
 2000                                   1.55     4.59      1.54     4.60      1.53     4.61         29
 1999                                   1.43     4.21      1.30     4.34      1.29     4.34         11
 1998                                   1.42     4.45      1.29     4.58      1.29     4.58         15
Class R (2/97)
 2002                                    .68     5.07       .68     5.07       .67     5.08         13
 2001                                    .69     5.28       .69     5.28       .68     5.29         18
 2000                                    .75     5.31       .73     5.33       .72     5.34         29
 1999                                    .68     4.97       .55     5.10       .55     5.10         11
 1998                                    .67     5.17       .52     5.32       .52     5.32         15
-------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
40

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                           Investment Operations       Less Distributions
                         -------------------------  -----------------------                    -



NORTH CAROLINA


                                                       From
                                        Net          and in
                                  Realized/          Excess
               Beginning     Net Unrealized          of Net                  Ending               Ending
                     Net Invest-    Invest-         Invest-                     Net                  Net
Year Ended         Asset    ment  ment Gain            ment  Capital          Asset     Total     Assets
May 31,            Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)      (000)
---------------------------------------------------------------------------------------------------------
Class A (3/86)
     2002         $10.15    $.48      $ .10  $ .58    $(.49)   $  --  $(.49) $10.24      5.81%  $162,422
     2001           9.49     .50        .66   1.16     (.50)      --   (.50)  10.15     12.41    160,578
     2000          10.38     .49       (.89)  (.40)    (.49)      --   (.49)   9.49     (3.81)   153,091
     1999          10.62     .51       (.15)   .36     (.51)    (.09)  (.60)  10.38      3.43    183,370
     1998          10.28     .53        .34    .87     (.53)      --   (.53)  10.62      8.69    186,340
Class B (2/97)
     2002          10.16     .41        .10    .51     (.41)      --   (.41)  10.26      5.11     21,404
     2001           9.51     .42        .66   1.08     (.43)      --   (.43)  10.16     11.46     16,626
     2000          10.39     .42       (.88)  (.46)    (.42)      --   (.42)   9.51     (4.44)    11,541
     1999          10.62     .44       (.15)   .29     (.43)    (.09)  (.52)  10.39      2.73     10,609
     1998          10.28     .45        .35    .80     (.46)      --   (.46)  10.62      7.89      3,609
Class C (10/93)
     2002          10.14     .43        .09    .52     (.43)      --   (.43)  10.23      5.20     22,077
     2001           9.48     .44        .66   1.10     (.44)      --   (.44)  10.14     11.80     18,238
     2000          10.36     .44       (.88)  (.44)    (.44)      --   (.44)   9.48     (4.28)    16,023
     1999          10.60     .46       (.16)   .30     (.45)    (.09)  (.54)  10.36      2.85     17,507
     1998          10.26     .47        .34    .81     (.47)      --   (.47)  10.60      8.09      8,291
Class R (2/97)
     2002          10.16     .50        .10    .60     (.51)      --   (.51)  10.25      5.99      1,691
     2001           9.50     .52        .66   1.18     (.52)      --   (.52)  10.16     12.60      1,658
     2000          10.38     .51       (.88)  (.37)    (.51)      --   (.51)   9.50     (3.53)     1,338
     1999          10.62     .53       (.15)   .38     (.53)    (.09)  (.62)  10.38      3.61      1,312
     1998          10.28     .55        .34    .89     (.55)      --   (.55)  10.62      8.88        848
---------------------------------------------------------------------------------------------------------

Class (Inception Date)

                                Ratios/Supplemental Data
               ----------------------------------------------------------------------
                 Before Credit/           After           After Credit/
                  Reimbursement     Reimbursement(b)    Reimbursement(c)
NORTH CAROLINA ------------------  ------------------  ------------------
                         Ratio of            Ratio of            Ratio of
                              Net                 Net                 Net
                          Invest-             Invest-             Invest-
               Ratio of      ment  Ratio of      ment  Ratio of      ment
               Expenses    Income  Expenses    Income  Expenses    Income
                     to        to        to        to        to        to
                Average   Average   Average   Average   Average   Average  Portfolio
Year Ended          Net       Net       Net       Net       Net       Net   Turnover
May 31,          Assets    Assets    Assets    Assets    Assets    Assets       Rate
-------------------------------------------------------------------------------------
Class A (3/86)
     2002           .90%     4.71%      .90%     4.71%      .90%     4.71%        15%
     2001           .95      4.96       .95      4.96       .94      4.97         12
     2000          1.00      5.06      1.00      5.06       .99      5.07         23
     1999           .87      4.66       .74      4.79       .74      4.80         11
     1998           .86      5.06       .86      5.06       .86      5.06         29
Class B (2/97)
     2002          1.66      3.96      1.66      3.96      1.65      3.96         15
     2001          1.70      4.20      1.70      4.20      1.69      4.21         12
     2000          1.76      4.31      1.76      4.31      1.75      4.32         23
     1999          1.63      3.92      1.44      4.11      1.44      4.11         11
     1998          1.61      4.23      1.61      4.23      1.61      4.23         29
Class C (10/93)
     2002          1.46      4.16      1.46      4.16      1.45      4.16         15
     2001          1.50      4.41      1.50      4.41      1.49      4.42         12
     2000          1.55      4.51      1.55      4.51      1.54      4.52         23
     1999          1.43      4.12      1.24      4.31      1.24      4.31         11
     1998          1.41      4.50      1.41      4.50      1.41      4.50         29
Class R (2/97)
     2002           .70      4.90       .70      4.90       .70      4.91         15
     2001           .75      5.16       .75      5.16       .74      5.17         12
     2000           .81      5.26       .81      5.26       .80      5.27         23
     1999           .67      4.86       .53      5.01       .53      5.01         11
     1998           .66      5.24       .66      5.24       .66      5.24         29
-------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
41

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations       Less Distributions
                                              -------------------------  -----------------------


TENNESSEE


                                                             Net
                                                       Realized/
                                                      Unrealized
                                    Beginning     Net    Invest-             Net                   Ending
                                          Net Invest-       ment         Invest-                      Net
                                        Asset    ment       Gain            ment  Capital           Asset     Total
Year Ended May 31,                      Value  Income     (Loss)   Total  Income    Gains   Total   Value Return(a)
---------------------------------------------------------------------------------------------------------------------
Class A (11/87)
 2002(d)                               $10.93    $.55      $ .13  $ .68    $(.55)     $--  $(.55) $11.06       6.35%
 2001                                   10.34     .56        .58   1.14     (.55)      --   (.55)  10.93      11.18
 2000                                   11.30     .54       (.95)  (.41)    (.55)      --   (.55)  10.34      (3.65)
 1999                                   11.46     .55       (.15)   .40     (.56)      --   (.56)  11.30       3.47
 1998                                   11.06     .58        .40    .98     (.58)      --   (.58)  11.46       9.01
Class B (2/97)
 2002(d)                                10.94     .47        .13    .60     (.47)      --   (.47)  11.07       5.54
 2001                                   10.35     .48        .58   1.06     (.47)      --   (.47)  10.94      10.36
 2000                                   11.30     .46       (.94)  (.48)    (.47)      --   (.47)  10.35      (4.29)
 1999                                   11.46     .47       (.16)   .31     (.47)      --   (.47)  11.30       2.72
 1998                                   11.06     .49        .40    .89     (.49)      --   (.49)  11.46       8.21
Class C (10/93)
 2002(d)                                10.94     .49        .12    .61     (.49)      --   (.49)  11.06       5.68
 2001                                   10.34     .50        .59   1.09     (.49)      --   (.49)  10.94      10.67
 2000                                   11.30     .48       (.95)  (.47)    (.49)      --   (.49)  10.34      (4.21)
 1999                                   11.45     .49       (.15)   .34     (.49)      --   (.49)  11.30       2.97
 1998                                   11.05     .52        .39    .91     (.51)      --   (.51)  11.45       8.39
Class R (2/97)
 2002(d)                                10.93     .57        .13    .70     (.57)      --   (.57)  11.06       6.52
 2001                                   10.33     .58        .59   1.17     (.57)      --   (.57)  10.93      11.48
 2000                                   11.28     .56       (.94)  (.38)    (.57)      --   (.57)  10.33      (3.40)
 1999                                   11.44     .57       (.15)   .42     (.58)      --   (.58)  11.28       3.68
 1998                                   11.04     .60        .40   1.00     (.60)      --   (.60)  11.44       9.20
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                              Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------
                                               Before Credit/         After          After Credit/
                                               Reimbursement     Reimbursement(b)   Reimbursement(c)
TENNESSEE                                    -----------------  -----------------  -----------------
                                                         Ratio              Ratio              Ratio
                                                        of Net             of Net             of Net
                                                       Invest-            Invest-            Invest-
                                             Ratio of     ment  Ratio of     ment  Ratio of     ment
                                             Expenses   Income  Expenses   Income  Expenses   Income
                                      Ending       to       to        to       to        to       to
                                         Net  Average  Average   Average  Average   Average  Average  Portfolio
                                      Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                     (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------
Class A (11/87)
 2002(d)                            $267,498      .85%    4.99%      .85%    4.99%      .84%    5.00%        20%
 2001                                250,583      .88     5.17       .88     5.17       .85     5.19         12
 2000                                248,148      .99     5.08       .99     5.08       .98     5.10         15
 1999                                285,935      .84     4.81       .84     4.81       .84     4.81         16
 1998                                278,232      .84     5.09       .82     5.11       .82     5.11         15
Class B (2/97)
 2002(d)                              19,320     1.60     4.23      1.60     4.23      1.59     4.24         20
 2001                                 14,861     1.63     4.41      1.63     4.41      1.60     4.44         12
 2000                                 12,527     1.75     4.33      1.75     4.33      1.73     4.35         15
 1999                                 12,410     1.59     4.07      1.59     4.08      1.59     4.08         16
 1998                                  5,775     1.59     4.30      1.58     4.31      1.58     4.31         15
Class C (10/93)
 2002(d)                              28,650     1.40     4.43      1.40     4.43      1.39     4.44         20
 2001                                 23,118     1.43     4.61      1.43     4.61      1.40     4.64         12
 2000                                 23,327     1.54     4.53      1.54     4.53      1.52     4.55         15
 1999                                 28,134     1.39     4.27      1.39     4.27      1.39     4.27         16
 1998                                 20,673     1.39     4.53      1.37     4.55      1.37     4.55         15
Class R (2/97)
 2002(d)                                 717      .65     5.18       .65     5.18       .64     5.20         20
 2001                                    636      .68     5.36       .68     5.36       .65     5.39         12
 2000                                    547      .81     5.29       .81     5.29       .79     5.31         15
 1999                                    529      .64     5.01       .64     5.01       .64     5.01         16
 1998                                    534      .64     5.27       .62     5.29       .62     5.29         15
----------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) As required, effective June 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended May 31, 2002, was to increase each of the ratios of net investment income to average net assets by .02% for each class. This change had no impact on the net investment income per share nor the net realized/unrealized investment gain (loss) per share. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                See accompanying notes to financial statements.

----
42

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (four of the portfolios constituting Nuveen Multistate Trust III, hereafter referred to as the "Funds") at May 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of May 31, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated July 11, 2001 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 15, 2002


----
43

                                     Notes

----
44

                                     Notes

----
45

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                            Number of
                                               Year First                                                 Portfolios in
Name,                       Position(s)        Elected or   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Appointed and  Including other Directorships                  Overseen by
and Address                 the Fund         Term of Office During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:
-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the    1994 Term    Chairman and Director (since July 1996) of         130
3/28/1949                   Board, President Indefinite (2) The John Nuveen Company, Nuveen Investments,
333 W. Wacker Drive         and Trustee                     Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                           Institutional Advisory Corp.; prior thereto,
                                                            Executive Vice President and Director of The
                                                            John Nuveen Company and Nuveen Investments;
                                                            Director (since 1992) and Chairman (since
                                                            1996) of Nuveen Advisory Corp. and Nuveen
                                                            Institutional Advisory Corp.; Chairman and
                                                            Director (since January 1997) of Nuveen
                                                            Asset Management, Inc.; Director (since
                                                            1996) of Institutional Capital Corporation;
                                                            Chairman and Director (since 1999) of
                                                            Rittenhouse Financial Services Inc.; Chief
                                                            Executive Officer (since September 1999) of
                                                            Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee            1997 Term    Private Investor and Management Consultant.        112
8/22/1940                                    Indefinite (2)
333 W. Wacker Drive
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee            1993 Term    Retired (August 1989) as Senior Vice               112
7/29/1934                                    Indefinite (2) President of The Northern Trust Company.
333 W. Wacker Drive
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee            1994 Term    Retired (2002); formerly, Executive Director       112
1/26/1933                                    Indefinite (2) (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                                         Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                           President and Chief Executive Officer of
                                                            Blanton-Peale Institutes of Religion and
                                                            Health (since December 1990); prior thereto,
                                                            Vice President, Metropolitan Life Insurance
                                                            Co.
-----------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee            1991 Term    Adjunct Professor of Business and Economics,       112
4/3/1933                                     Indefinite (2) University of Dubuque, Iowa; Director,
333 W. Wacker Drive                                         Executive Service Corps of Chicago
Chicago, IL 60606                                           (not-for-profit); Director, Hadley School
                                                            for the Blind (not-for-profit); formerly
                                                            (1991-2000) Adjunct Professor, Lake Forest
                                                            Graduate School of Management, Lake Forest,
                                                            Illinois; prior thereto, Executive Director,
                                                            Towers Perrin Australia, a management
                                                            consulting firm; Chartered Financial
                                                            Analyst; Certified Management Consultant.
-----------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee            1997 Term    Senior Partner and Chief Operating Officer,        112
9/24/1944                                    Indefinite (2) Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                         Miller-Valentine Realty, a development and
Chicago, IL 60606                                           contract company; Chair, Miami Valley
                                                            Hospital; Vice Chair, Miami Valley Economic
                                                            Development Coalition; formerly, Member,
                                                            Community Advisory Board, National City
                                                            Bank, Dayton, Ohio; and Business Advisory
                                                            Council, Cleveland Federal Reserve Bank.
-----------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee            1997 Term    Executive Director, Gaylord and Dorothy            112
12/29/1947                                   Indefinite (2) Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                         thereto, Executive Director, Great Lakes
Chicago, IL 60606                                           Protection Fund (from 1990 to 1994).

----
46

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),               130
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),               126
11/10/1966                                            formerly, Assistant Vice President, of
333 W. Wacker Drive                                   Nuveen Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments (since        130
11/28/1967            Treasurer                       January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from January 1997); formerly,
Chicago, IL 60606                                     Associate of Nuveen Investments; Vice
                                                      President and Treasurer (since September
                                                      1999) of Nuveen Senior Loan Asset Management
                                                      Inc.; Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael S. Davern     Vice President         1997     Vice President of Nuveen Advisory Corp.            126
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            130
9/8/1954                                              (since August 2001); previously, Vice
333 W. Wacker Drive                                   President of Van Kampen Investment Advisory
Chicago, IL 60606                                     Corp. (since 1998); prior thereto, Assistant
                                                      Vice President of Van Kampen Investment
                                                      Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002) and            130
9/24/1964                                             Assistant General Counsel (since May 1998),
333 W. Wacker Drive                                   formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                     Investments; Assistant Vice President and
                                                      Assistant Secretary (since 1998) of Nuveen
                                                      Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp.; prior thereto, Associate at
                                                      the law firm D'Ancona Partners LLC


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments; Vice         130
10/24/1945                                            President (since January 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director of Nuveen Advisory Corp.         130
3/2/1964                                              and Nuveen Institutional Advisory Corp.
333 W. Wacker Drive                                   (since February 2001); prior thereto, Vice
Chicago, IL 60606                                     President of Nuveen Advisory Corp.;
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998     Vice President of Nuveen Investments and           130
5/31/1954             Controller                      (since May 1998) The John Nuveen Company;
333 W. Wacker Drive                                   Vice President (since September 1999) of
Chicago, IL 60606                                     Nuveen Senior Loan Asset Management Inc.;
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President         1992     Vice President of Nuveen Advisory Corp.;           126
7/5/1955                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President         1997     Vice President of Nuveen Institutional             126
3/26/1963                                             Advisory Corp. (since March 1998) and Nuveen
333 W. Wacker Drive                                   Advisory Corp.
Chicago, IL 60606

----
47

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------

Steven J. Krupa         Vice President         1990     Vice President of Nuveen Advisory Corp.            126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since March 2000) of Nuveen        130
3/22/1963                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                     President (since January 1999); prior
Chicago, IL 60606                                       thereto, Associate of Nuveen Investments;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           130
8/27/1961                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1992     Vice President, Assistant Secretary and            130
7/27/1951               Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments; Vice President and Assistant
Chicago, IL 60606                                       Secretary of Nuveen Advisory Corp. and
                                                        Nuveen Institutional Advisory Corp.; Vice
                                                        President and Assistant Secretary of The
                                                        John Nuveen Company and Nuveen Asset
                                                        Management, Inc.; Vice President and
                                                        Assistant Secretary (since September 1999)
                                                        of Nuveen Senior Loan Asset Management Inc.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since September 1997),          130
7/7/1965                                                previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                     Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                       Corp.; Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002),               126
9/4/1960                                                formerly, Assistant Vice President (1998),
333 W. Wacker Drive                                     of Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       Portfolio Manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr. Vice President         1982     Vice President of Nuveen Advisory Corp. and        126
7/31/1951                                               Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President and     1992     Managing Director (since January 2002),            130
9/9/1956                Secretary                       Assistant Secretary and Associate General
333 W. Wacker Drive                                     Counsel, formerly Assistant General Counsel
Chicago, IL 60606                                       and Vice President of Nuveen Investments;
                                                        Managing Director (since January 2002),
                                                        General Counsel and Assistant Secretary,
                                                        formerly Vice President of Nuveen Advisory
                                                        Corp. and Nuveen Institutional Advisory
                                                        Corp.; Vice President and Assistant
                                                        Secretary of The John Nuveen Company;
                                                        Managing Director (since January 2002), and
                                                        Assistant Secretary (since September 1999),
                                                        formerly Vice President of Nuveen Senior
                                                        Loan Asset Management Inc.; Managing
                                                        Director (since January 2002), Assistant
                                                        Secretary and Associate General Counsel,
                                                        formerly Vice President (since 2000), of
                                                        Nuveen Asset Management Inc.; Chartered
                                                        Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

----
48

Fund Information


Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787


Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended May 31, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2002.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

                      Serving
                Investors
                         For Generations


[Photo of John Nuveen, Sr. Appears Here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

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